                            OCC ACCUMULATION TRUST
                                  MANAGED BY
                            [OPCAP ADVISORS LOGO]

     We are pleased to report on the investment activities and results of the portfolios in the OCC Accumulation Trust for the first half of 1998, a period of generally rising stock and bond prices. Financial markets continued to benefit in the six months from a favorable economic environment of sustained low inflation, declining long-term interest rates and moderate economic growth.

     We continue to be optimistic about the prospects for the U.S. economy. In our view, the low-inflation economy that has driven the stock market's strong performance of recent years remains intact.

     However, even as prices of most types of securities continued to rise in the first half, there were important investment cross-currents. In the United States, the common stocks of many large companies advanced sharply to new highs, but stocks of smaller companies posted more modest gains. Outside the United States, stock prices in many European markets increased, while prices in Asia fell because of the region's economic problems.

     One potential cloud hanging over the U.S. stock market is the issue of valuation. Having risen almost without letup for the past three-and-a-half years at the end of the first half, the market is now highly valued by traditional measures such as price/earnings ratios and dividend yields. The favorable economic environment suggested that stocks could keep advancing, while high valuations suggested the market could be vulnerable to a decline and indeed early in the second half prices of many stocks declined substantially.

     Our objective, as in all market environments, is to make as much money as possible for the Trust's shareholders without taking large risks. We believe that achieving consistent returns and avoiding sizable losses almost always produces better long-term results than do sporadic gains.

     We focus more on the long-term business prospects of the companies in which the Trust is invested and less on attempting to predict the short-term direction of the stock market. We believe some of the best investment value is found in the stocks of companies that generate a high and sustainable level of cash flow, where management uses that cash flow to benefit shareholders, such as through share repurchase, dividends, high-return internal investments or acquisitions. Through intensive research, we get to know these companies extremely well, looking for those which have an intrinsic business value significantly greater than the price of the stock. In time, as the merits of an undervalued company become more widely known in the investment community, the stock price is likely to approach or reach intrinsic value, enabling us to sell at a profit.

     Rather than trading in and out of the market, which often adds to volatility and increases transaction costs, we typically buy and hold quality businesses for the long term. We believe our philosophy of investing in superior businesses at reasonable prices is well suited for long-term investors seeking to achieve excellent returns without taking large risks.

                                EQUITY PORTFOLIO

     The Equity Portfolio invests in a diverse group of large and mid-sized companies chosen for their superior business characteristics and reasonable stock market valuations.

     The Equity Portfolio trailed its performance benchmarks in the first half of 1998, but continued its strong results over longer periods. While we are never happy to underperform even for short periods, our primary focus is on achieving excellent long-term results and protecting against large losses in down markets.

     The return for the Standard & Poor's 500 Index with dividends included (S&P
500) was 17.7% in the first half. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. According to BARRA, Inc., a leading provider of analytical investment information, the 'growth' stocks in the S&P 500 outperformed the 'value' stocks, the type owned by the Portfolio. The S&P 500/BARRA Growth Index was up 23.1% in the half, while the S&P 500/BARRA Value Index was up 12.1%.

     The Portfolio's total return was 12.8% in the half. This compared with an average total return of 15.6% for the funds in Lipper's Variable Insurance Products Performance Analysis Service Report capital appreciation category. The Portfolio's performance was 31st among the 49 funds in this Lipper category.

     In addition to the effects of a challenging environment for value investing, the Portfolio's performance in the half was dampened somewhat by an above-average cash position. As the stock market rose to new highs, we increased the Portfolio's cash and cash equivalents to 15% of net assets as of June 30, 1998 from 12% six months earlier. This cash is a resource to buy stocks we like as they become available at attractive prices. The remaining 85% of the Portfolio's net assets as of June 30, 1998 were invested in common stocks.

     The Portfolio continues to deliver excellent returns over longer periods. For the three years ended June 30, 1998, the Portfolio provided an average annual total return of 25.6%, compared with 22.9% for the funds in the Lipper capital appreciation category and 30.2% for the S&P 500. The Portfolio's three-year performance was 11th among the 35 funds in this Lipper universe.

     For the five years ended June 30, 1998, the Portfolio's average annual total return of 21.3%* compared with an average annual total return of 18.8% for the funds in the Lipper capital appreciation category and an average annual total return of 23.1% for the S&P 500. The Portfolio's five-year performance was fifth among the 24 funds in this Lipper category. Since its inception on August 1, 1988, the Portfolio has generated an average annual total return of 18.0%*, compared with 18.8% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     As of June 30, 1998, approximately one-third of the Portfolio's net assets were invested in companies in the financial services industry, including insurance and banking, where many quality companies continue to sell at reasonable prices. Our ownership of these stocks is not a bet on interest rates, but instead reflects the superior fundamentals of the companies themselves and their prospects for growth. The Fund also owns an eclectic group of other companies chosen for their strong managements, high returns on capital and dominant market positions, as well as their reasonable valuations.

     In the first half of 1998, we established new positions in the common stocks of several companies, including Boeing Co., Green Tree Financial Corp., Rockwell International Corp. and Union Pacific Corp. The price of Boeing stock has declined over the past year as the company has struggled to overcome production delays in the manufacture of aircraft. We believe this decline has created a buying opportunity. As Boeing's production problems are resolved, the company's earnings and cash flow are likely to increase significantly. Rockwell International is a world leader in industrial automation, avionics and communications and electronic commerce. Green Tree Financial is a leader in manufactured housing mortgage loans and proved to be an excellent investment. Immediately after the end of the half, the company was acquired by Conseco, Inc. at a price significantly above our average purchase price.

     We eliminated seven holdings in the half: Armstrong World Industry, Inc., Arrow Electronics, Inc., Avon Products, Inc., General Electric Co., Monsanto Co., Solutia, Inc. and Sysco Corp. We sell a stock when it reaches our price target, when the fundamentals that caused us to buy the stock change or when we find another stock that offers compellingly better value. Monsanto is an example. Its conversion from commodity chemicals to the number one position in agricultural biotechnology propelled a more-or-less non-stop price rise for the stock over the past year. As it reached our price target, we sold at a profit.

     The Portfolio's five largest equity positions at June 30, 1998 were ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, representing 5.3% of the Portfolio's net assets; EXEL Ltd., a strongly capitalized specialty insurance company headquartered in Bermuda, 4.9% of net assets; Green Tree Financial Corp., which makes mortgage loans on manufactured housing, 3.9% of net assets; Lockheed Martin Corp., a major aerospace and defense contractor, 3.7% of net assets; and General Re Corp., a leading reinsurance company, 3.4% of net assets.

     The top five industry positions at the end of June were in the insurance sector, 21.4% of the Portfolio's net assets; financial services, 8.9% of net assets; aerospace/defense, 5.3% of net assets; transportation, 4.9% of net assets; and machinery/engineering, 4.7% of net assets.

------------------

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the 'Old Trust'), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the 'Present Trust')--at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

                              SMALL CAP PORTFOLIO

     The stocks of smaller companies generally underperformed larger companies in the first half of 1998 even though the average earnings growth of small cap companies has now outpaced large caps for four consecutive quarters. This underperformance reflected, at least in part, investor caution about the liquidity of small cap stocks in the event of a market downturn.

     The Small Cap Portfolio has outperformed its benchmark, the Russell 2000 Index with dividends included (Russell 2000), over extended periods. From its inception on August 1, 1988 through June 30, 1998, the Portfolio generated an average annual total return of 14.5%*, exceeding the 13.8% average annual total return of the Russell 2000.

     However, the Portfolio's recent performance has lagged the Russell 2000 due to a number of factors, including our defensive investment posture in a rising stock market. In addition, 'value' styles of investing have generally underperformed 'growth' styles in recent months. While there are often short-term performance disparities between the two styles, those disparities tend to even out over time. We remain disciplined in our value approach, which is aimed at delivering excellent returns over time while controlling risk and volatility.

     In the first half of 1998, the Portfolio had a negative total return of 1.0%. This compared with the 4.9% return of the Russell 2000 and an average total return of 7.1% for the small cap funds monitored by Lipper's Variable Insurance Products (VIP) Performance Analysis Service. The Portfolio's performance was 86th among the 89 funds in the Lipper small cap category.

     For the three years ended June 30, 1998, the Portfolio provided an average annual total return of 16.0%, compared with an average annual total return of 18.8% for the Russell 2000 and an average annual total return of 20.1% for the small cap funds in the Lipper universe. The Portfolio's three-year performance was 29th among the 39 funds in this Lipper category. For the five years ended June 30, 1998, the Portfolio's average annual total return of 12.1%* compared with 16.1% for the Russell 2000 and an average of 16.4% for the funds in the Lipper small cap category. The Portfolio's five-year performance was 13th among the 14 funds in this Lipper universe. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The small cap sector is a huge and dynamic marketplace consisting of thousands of companies that have, on average, delivered high rates of investment return over time, but often with short-term price volatility. Our objective is to control this volatility and generate favorable returns by investing in well-established smaller companies that have a significant record of earnings and revenue growth, generate sizable free cash flow, have high cash flow returns on assets and have quality balance sheets. We purchase these companies at low valuations--that is, low price/earnings ratios and other measures of value--relative to the overall market and to where they have traded in the past.

     In the first half of 1998, we bought the stocks of such companies as CTS Corp. (electronic components and subsystems), M.A. Hanna Co. (specialty chemicals), Terra Nova (Bermuda) Holdings, Ltd. (worldwide provider of insurance and reinsurance) and Volt Information Sciences, Inc. (temporary staffing for technical positions). Each has, in our view, favorable business prospects and is trading at a reasonable valuation.

     Sales included Auspex Systems, Inc., Commscope, Inc., Oak Industries, Inc. and Watts Industries, Inc., among others.

     At June 30, 1998, the Portfolio's net assets were allocated 77% to common stocks and 23% to cash and cash equivalents. The Portfolio's five largest equity positions were Wang Laboratories, Inc., a systems integration and computer maintenance firm, representing 3.6% of the Portfolio's net assets; RenaissanceRe Holdings, Ltd., a Bermuda-based insurance company, 3.2% of net assets; A. Schulman, Inc., which produces plastics and resins, 2.9% of net assets; Flowserve Corp., which manufactures fluid handling equipment including pumps and valves, 2.9% of net assets; and United Wisconsin Services, Inc., a managed care health services provider, 2.8% of net assets.

     Major industry positions were in the insurance sector, representing 15.5% of the Portfolio's net assets; energy, 8.3% of net assets; technology, 7.8% of net assets; health and hospitals, 7.2% of net assets; and manufacturing, 6.9% of net assets.

------------------

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the 'Old Trust'), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the 'Present Trust')--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

                               MANAGED PORTFOLIO

     The Managed Portfolio continues with one of the best long-term performance records in Lipper's Variable Insurance Products Performance Analysis Service Report flexible portfolio funds category. For the five years ended June 30, 1998, the Portfolio's performance was second among the 56 funds in this Lipper category.

     The Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression.

     In the first half of 1998, the Portfolio had a total return of 11.0%, exceeding the average total return of 9.7% for the funds in the Lipper flexible portfolio category. The Portfolio's six-month performance was 33rd among the 91 flexible portfolio funds monitored by Lipper. Like most funds, the Portfolio trailed the return of 17.7% with dividends included for the Standard & Poor's 500 Index (S&P 500) in the half. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization, and its strong first half gain was driven primarily by a limited number of large-capitalization stocks.

     For the three years ended June 30, 1998, the Portfolio provided an average annual total return of 23.2%, compared with 17.9% for the funds in the Lipper flexible portfolio category and 30.2% for the S&P 500. The Portfolio's three-year performance was fourth among the 70 funds in this Lipper universe.

     For the five years ended June 30, 1998, the Portfolio's average annual total return of 20.9%* compared with an average annual total return of 14.0% for the funds in the Lipper flexible portfolio category and an average annual return of 23.1% for the S&P 500. The Portfolio's five-year performance was second among the 56 funds in this Lipper category. Since its inception on August 1, 1988, the Portfolio has generated an average annual total return of 20.5%*, compared with 18.8% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     The Portfolio performed well in the first half of 1998 despite having a large cash position in a rising stock market. At the end of June, the Portfolio's net assets were allocated 75% to common stocks and 25% to cash and cash equivalents. In addition, the Portfolio had a small holding of U.S. Treasury securities representing less than 1.0% of net assets. The Portfolio's cash position is a buffer against market volatility and provides a resource to buy stocks we like when available at favorable prices.

     The Portfolio invests in high-return-on-capital companies run by managements who are devoted to maximizing long-term shareholder returns. We want to own businesses that are dominant in their industries, have barriers to entry and can control their own destinies. In buying and holding the stocks of these quality companies, we seek to: a) preserve capital, don't lose it; and b) generate excellent long-term returns for the Portfolio's shareholders.

     Most of the Portfolio's top holdings performed well in the first half. McDonald's Corp. stock hit a new high amid signs the company is improving its business performance in the U.S. while continuing to grow internationally. Citicorp rose sharply following its April announcement of a planned merger with Travelers Group. Boeing Co., on the other hand, was a disappointment, as the company continues to struggle with production problems on its aircraft. As these problems are resolved, we believe Boeing's operating earnings will increase significantly and the stock should be a profitable investment.

     During the half, we established new positions in the stocks of AlliedSignal, Inc. (technology and manufacturing company in aerospace, automotive components, chemicals, fibers, plastics and advanced materials markets), ITT Industries, Inc. (diversified global manufacturer in the automotive, defense, and electronics and fluid technology fields), Minnesota Mining & Manufacturing Co. (leading technology and manufacturing company), Sprint Corp. (long-distance telephone services), Textron, Inc. (multi-industry company in aircraft, automotive, industrial and finance markets) and Unocal Corp. (oil and gas, chemicals and special minerals company).

     We sold the Portfolio's holdings of Federal National Mortgage Association (Fannie Mae), Nike, Inc. and Union Pacific Resources Group, Inc.

     The Portfolio's five largest equity positions at June 30, 1998 were McDonald's Corp., a premier fast-food company with growing global markets, representing 4.8% of net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 3.9% of net assets; Time

Warner, Inc., a leading media and entertainment company, 3.9% of net assets; Citicorp, a global banking and financial services company, 3.8% of net assets; and EXEL Ltd., a strongly capitalized specialty insurance company headquartered in Bermuda, 3.7% of net assets.

     Major industry positions were in the banking sector, 9.9% of the Portfolio's net assets; chemicals, 9.1% of net assets; food services, 7.3% of net assets; aerospace and defense, 6.5% of net assets; and financial services, 6.3% of net assets.
------------------

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the 'Old Trust'), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the 'Present Trust')--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

                        U.S. GOVERNMENT INCOME PORTFOLIO

     U.S. Government bonds delivered favorable investment returns in the first half of 1998, as bond prices rose in an environment of low inflation and declining long-term interest rates.

     The total return of the U.S. Government Income Portfolio was 3.7% in the half, exceeding the 3.4% return of the Lehman Brothers Intermediate Government Bond Index (Lehman Index), a widely followed benchmark. The Portfolio's return matched the average annual total return of 3.7% for the general U.S. Government funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio's performance was 19th among the 34 funds in this Lipper universe.

     For the three years ended June 30, 1998, the Portfolio provided an average annual total return of 6.1%, compared with the 7.0% average annual total return for the funds in the Lipper general U.S. Government funds category and 6.7% for the Lehman Index. The Portfolio's three-year performance was 29th among the 32 funds in this Lipper universe. From its inception on January 3, 1995 through June 30, 1998, the Portfolio provided an average annual total return of 7.7%, compared with 8.4% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Portfolio is intended for investors seeking high current income from investments in Government securities. The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. These issues are considered to carry the least credit risk. The Portfolio primarily owns intermediate-term securities and places a priority on maintaining a relatively stable net asset value (NAV) per share.

     Six months ago, at the end of 1997, the Portfolio's net assets were invested 49% in U.S. Treasury securities and 51% in mortgage-related securities, U.S. Government agency securities, corporate notes, and cash and cash equivalents. During the first half of 1998, we reduced its holdings of U.S. Treasuries and increased its holdings of mortgage-related securities and Government agency securities to generate additional yield.

     Consequently, at June 30, 1998, the Portfolio's net assets were allocated 40% to U.S. Treasury securities, 55% to U.S. Government agency and mortgage-related securities, 4% to corporate notes and 1% to cash and cash equivalents. The average maturity of the Portfolio was approximately 13.4 years at June 30, 1998.

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks maximum current income consistent with stability of principal and liquidity. The seven-day compounded yield of the Portfolio was 4.72% as of June 30, 1998. The average dollar-weighted portfolio maturity was 15 days.

     We manage the Portfolio conservatively, recognizing that shareholders of money market funds view liquidity and safety of principal as their most important objectives. Safety of principal is our first priority. Rather than subjecting the Money Market Portfolio to additional risk to achieve a higher return, we maintain a rigorous approach to analyzing and investing in quality credits. These include the short-term securities of leading financial institutions and industrial companies in the United States and abroad, as well as marketable obligations of the United States Government, its agencies and instrumentalities. At June 30, 1998, 77% of the Portfolio's assets were allocated to short-term corporate notes, with the remaining assets invested in U.S. Government agency securities.

     Although the Money Market Portfolio seeks to maintain its share price at $1.00, an investment in the Portfolio is not guaranteed or insured by the U.S. Government, and there is no assurance that the Portfolio will maintain a constant price of $1.00 per share.

  OCC ACCUMULATION TRUST                                           JUNE 30, 1998
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS (unaudited)

  EQUITY PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 14.4%
AUTOMOTIVE -- 3.6%
               Ford Motor Credit Corp.,
$   260,000    5.48%, 7/20/98                                      $    259,248
  1,065,000    5.52%, 7/20/98                                         1,061,897
                                                                   ------------
                                                                      1,321,145
                                                                   ------------
MACHINERY/ENGINEERING -- 1.9%
    700,000    Deere (John) Capital Corp.,
                 5.51%, 7/28/98                                         697,107
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 5.7%
    675,000    American Express Credit Corp.,
                 5.51%, 7/20/98                                         673,037
               Associates Corp., N.A.,
    205,000    5.50%, 7/14/98                                           204,593
  1,100,000    5.52%, 7/14/98                                         1,097,807
    140,000    Household Finance Corp., 5.50%, 7/22/98                  139,551
                                                                   ------------
                                                                      2,114,988
                                                                   ------------
OIL/GAS -- 3.2%
  1,205,000    Chevron USA, Inc., 5.51%, 7/28/98                      1,200,021
                                                                   ------------
Total Short-Term Corporate Notes
  (cost -- $5,333,261)                                             $  5,333,261
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                   VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 85.1%
ADVERTISING -- 2.4%
     17,600    Omnicom Group                                       $    877,800
                                                                   ------------
AEROSPACE/DEFENSE -- 5.3%
     10,000    Boeing Co.                                               445,625
      3,000    General Dynamics Corp.                                   139,500
     13,000    Lockheed Martin Corp.                                  1,376,375
                                                                   ------------
                                                                      1,961,500
                                                                   ------------
AUTOMOTIVE -- 2.0%
     18,560    LucasVarity Corp. plc ADR                                738,920
                                                                   ------------
BANKING -- 4.4%
      4,556    Citicorp                                                 679,983
      2,533    Wells Fargo & Co.                                        934,677
                                                                   ------------
                                                                      1,614,660
                                                                   ------------
CHEMICALS -- 2.7%
      9,000    du Pont (E.I.) de Nemours & Co.                          671,625
      7,698    Hercules, Inc.                                           316,580
                                                                   ------------
                                                                        988,205
                                                                   ------------
COMPUTER SERVICES -- 1.2%
     12,000    Sabre Group Holdings, Inc.*                              456,000
                                                                   ------------
CONGLOMERATES -- 3.6%
      6,000    Minnesota Mining & Manufacturing Co.                     493,125
     12,000    Textron, Inc.                                            860,250
                                                                   ------------
                                                                      1,353,375
                                                                   ------------
-------------------------------------------------------------------------------
SHARES                                                                   VALUE
-------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.9%
     16,000    International Flavours and Fragrances, Inc.         $    695,000
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 2.1%
     10,042    Becton, Dickinson & Co.                                  779,510
                                                                   ------------
ELECTRONICS -- 3.3%
     10,000    Avnet, Inc.                                              546,875
     14,000    Rockwell International Corp.                             672,875
                                                                   ------------
                                                                      1,219,750
                                                                   ------------
FOOD SERVICES -- 3.0%
      3,715    Diageo plc ADR                                           179,017
     13,500    McDonald's Corp.                                         931,500
                                                                   ------------
                                                                      1,110,517
                                                                   ------------
HEALTH & HOSPITALS -- 2.4%
     28,750    Tenet Healthcare Corp.*                                  898,437
                                                                   ------------
INSURANCE -- 21.4%
     50,100    ACE Ltd.                                               1,953,900
     14,744    AFLAC, Inc.                                              446,927
      1,893    American International Group, Inc.                       276,378
     26,000    Everest Reinsurance Holdings, Inc.                       999,375
     23,452    EXEL Ltd.                                              1,824,859
      5,000    General Re Corp.                                       1,267,500
      7,000    Mid Ocean Ltd.                                           549,500
     13,000    RenaissanceRe Holdings Ltd.                              602,063
                                                                   ------------
                                                                      7,920,502
                                                                   ------------
LEISURE -- 2.4%
     22,000    Carnival Corp.                                           871,750
                                                                   ------------
MACHINERY/ENGINEERING -- 4.7%
     16,000    Caterpillar, Inc.                                        846,000
     26,000    Dover Corp.                                              890,500
                                                                   ------------
                                                                      1,736,500
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 8.9%
     19,912    Countrywide Credit Industries, Inc.                    1,010,534
     17,620    Federal Home Loan Mortgage Corp.                         829,241
     34,000    Green Tree Financial Corp.                             1,455,625
                                                                   ------------
                                                                      3,295,400
                                                                   ------------
PRINTING/PUBLISHING -- 2.3%
      9,000    Donnelley (R.R.) & Sons Co.                              411,750
     12,000    Reed International plc ADR                               445,500
                                                                   ------------
                                                                        857,250
                                                                   ------------
RETAIL -- 2.5%
     13,888    May Department Stores Co.                                909,664
                                                                   ------------
TELECOMMUNICATIONS -- 1.2%
      6,000    Sprint Corp.                                             423,000
                                                                   ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 2.5%
     23,000    Philip Morris Cos., Inc.                                 905,625
                                                                   ------------
TRANSPORTATION -- 4.9%
      8,600    AMR Corp.*                                               715,950
     21,000    Canadian Pacific Ltd.                                    595,875
     11,500    Union Pacific Corp.                                      507,438
                                                                   ------------
                                                                      1,819,263
                                                                   ------------

* Non-income producing security

  OCC ACCUMULATION TRUST                                           JUNE 30, 1998
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
                                                                         VALUE
--------------------------------------------------------------------------------
Total Common Stocks
  (cost -- $21,894,200)                                            $ 31,432,628
                                                                   ------------
Total Investments
  (cost -- $27,227,461)                                    99.5%   $ 36,765,889
Other Assets in Excess of Liabilities                       0.5         192,707
                                                          -----    ------------
Total Net Assets                                          100.0%   $ 36,958,596
                                                          -----    ------------
                                                          -----    ------------

  SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 23.3%
AUTOMOTIVE -- 4.8%
               Ford Motor Credit Corp.,
$ 2,132,000    5.48%, 7/14/98                                      $  2,127,781
  4,833,000    5.54%, 7/14/98                                         4,823,331
                                                                   ------------
                                                                      6,951,112
                                                                   ------------
CONGLOMERATES -- 3.1%
  4,551,000    General Electric Capital Corp., 5.52%, 7/13/98         4,542,626
                                                                   ------------
INSURANCE -- 4.8%
  7,125,000    Prudential Funding Corp., 5.55%, 7/29/98               7,094,244
                                                                   ------------
MACHINERY/ENGINEERING -- 4.5%
  6,600,000    Deere (John) Capital Corp., 5.51%, 7/28/98             6,572,726
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.2%
  6,116,000    Household Financial Corp., 5.50%, 7/22/98              6,096,378
                                                                   ------------
OIL/GAS -- .8%
  1,153,000    Chevron USA, Inc., 5.50%, 7/20/98                      1,149,653
                                                                   ------------
TECHNOLOGY -- 1.1%
  1,660,000    IBM Credit Corp.,
                 5.48%, 8/6/98                                        1,650,903
                                                                   ------------
Total Short-Term Corporate Notes
  (cost -- $34,057,642)                                            $ 34,057,642
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                   VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 77.3%
AGRICULTURE -- .7%
     32,200    Agribrands International, Inc.*                     $    974,050
                                                                   ------------
AUTOMOTIVE -- 1.3%
     31,900    Borg-Warner Automotive, Inc.                           1,533,194
     29,000    Dollar Thrifty Automotive Group, Inc.*                   384,250
                                                                   ------------
                                                                      1,917,444
                                                                   ------------
CHEMICALS -- 6.1%
     68,900    Hanna (M.A.) Co.                                       1,261,731
     43,600    McWhorter Technologies, Inc.*                          1,152,675
    214,500    Schulman (A.), Inc.                                    4,196,157
     27,900    TETRA Technologies, Inc.*                                460,350
     86,800    Triarc Companies, Inc.*                                1,904,175
                                                                   ------------
                                                                      8,975,088
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                   VALUE
-------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.6%
     85,300    BA Merchants Services, Inc.*                        $  1,721,994
     71,367    BancTec, Inc.*                                         1,650,362
     71,500    The BISYS Group, Inc.*                                 2,931,500
     19,900    Wallace Computer Services, Inc.                          472,625
                                                                   ------------
                                                                      6,776,481
                                                                   ------------
CONGLOMERATES -- 1.3%
    125,500    GP Strategies Corp.*                                   1,835,437
                                                                   ------------
CONTAINERS -- .2%
     15,000    AEP Industries, Inc.*                                    324,375
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- .5%
     44,300    Vital Signs, Inc.                                        808,475
                                                                   ------------
ELECTRONICS -- 5.6%
     47,600    CTS Corp.                                              1,404,200
     82,000    Exar Corp.*                                            1,722,000
     98,000    General Semiconductor, Inc*                              967,750
     55,100    Pioneer-Standard Electronics, Inc.                       530,337
    110,400    Watkins-Johnson Co.                                    2,870,400
     41,900    Woodhead Industries, Inc.                                644,213
                                                                   ------------
                                                                      8,138,900
                                                                   ------------
ENERGY -- 8.3%
     67,800    Basin Exploration, Inc.*                               1,194,975
    173,900    Cabot Oil & Gas Corp.                                  3,478,000
    248,100    KCS Energy, Inc.                                       2,837,644
     20,300    Newfield Exploration Co.*                                504,962
     54,100    Nuevo Energy Co.*                                      1,737,963
     99,600    St. Mary Land & Exploration Co.                        2,402,850
                                                                   ------------
                                                                     12,156,394
                                                                   ------------
HEALTH & HOSPITALS -- 7.2%
     50,600    Corvel Corp.*                                          1,973,400
    147,200    Magellan Health Services, Inc*                         3,735,200
     22,500    Trigon Healthcare, Inc.*                                 814,219
    142,500    United Wisconsin Services, Inc.                        4,043,437
                                                                   ------------
                                                                     10,566,256
                                                                   ------------
INSURANCE -- 15.5%
     64,100    Annuity & Life Re Holdings Ltd.*                       1,418,213
     64,300    Chartwell Re Corp.                                     1,892,831
     46,900    Chicago Title Corp.*                                   2,166,194
    108,300    CNA Surety Corp.*                                      1,597,425
     56,226    Delphi Financial Group, Inc.*                          3,166,227
     42,000    Enhance Financial Services Group, Inc.                 1,417,500
     70,700    E.W. Blanch Holdings, Inc.                             2,598,225
     15,500    Gryphon Holdings, Inc.*                                  255,750
     36,400    Horace Mann Educators Corp.                            1,255,800
    102,100    RenaissanceRe Holdings Ltd.                            4,728,506
     71,100    Terra Nova (Bermuda) Holdings Ltd.                     2,230,763
                                                                   ------------
                                                                     22,727,434
                                                                   ------------

* Non-income producing security

  OCC ACCUMULATION TRUST                                           JUNE 30, 1998
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
MACHINERY/ENGINEERING -- 4.5%
      7,400    Albany International Corp.                          $    177,138
     55,000    Ametek, Inc.                                           1,612,187
    169,700    Flowserve Corp.                                        4,178,863
     15,400    Kaydon Corp.                                             543,812
                                                                   ------------
                                                                      6,512,000
                                                                   ------------
MANUFACTURING -- 6.9%
     19,400    Artesyn Technologies, Inc.*                              310,400
    229,300    Baldwin Technology, Inc. (Class A)*                    1,347,137
     29,300    Belden, Inc.                                             897,313
     66,400    Easco, Inc.                                              668,150
     96,500    Guilford Mills, Inc.                                   1,930,000
    161,800    Lydall, Inc.*                                          2,356,212
     70,000    OmniQuip International, Inc.                           1,295,000
     46,400    Roper Industries, Inc.                                 1,212,200
                                                                   ------------
                                                                     10,016,412
                                                                   ------------

PAPER PRODUCTS -- .4%
     54,100    Rock-Tenn Co.                                            679,631
                                                                   ------------

PRINTING/PUBLISHING -- 1.7%
    147,600    Hollinger International, Inc.                          2,509,200
                                                                   ------------
PUBLIC SERVICES -- .3%
     20,600    Norrell Corp.                                            410,712
                                                                   ------------

REAL ESTATE -- .1%
      5,689    Security Capital Group, Inc. (Class B)*                  151,469
                                                                   ------------

TECHNOLOGY -- 7.8%
     53,600    Harman International Industries, Inc.                  2,063,600
    227,500    Unitrode Corp.*                                        2,616,250
     56,000    Volt Information Sciences, Inc.*                       1,519,000
    204,200    Wang Laboratories, Inc.*                               5,194,338
                                                                   ------------
                                                                     11,393,188
                                                                   ------------

TELECOMMUNICATIONS -- .3%
      7,300    TCA Cable TV, Inc.                                       438,000
                                                                   ------------

TEXTILES/APPAREL -- 3.0%
    226,900    Paxar Corp.*                                           2,609,350
     54,200    Westpoint Stevens, Inc. (Class A)*                     1,788,600
                                                                   ------------
                                                                      4,397,950
                                                                   ------------

TRANSPORTATION -- 1.0%
     96,650    Interpool, Inc.                                        1,395,384
                                                                   ------------
Total Common Stocks
  (cost -- $111,409,099)                                           $113,104,280
                                                                   ------------

Total Investments
  (cost -- $145,466,741)                                  100.6%   $147,161,922
Liabilities in Excess of Other Assets                      (0.6)       (864,086)
                                                          -----    ------------
Total Net Assets                                          100.0%   $146,297,836
                                                          -----    ------------
                                                          -----    ------------

  MANAGED PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 1.5%
$11,000,000    Federal Farm Credit Bank, 5.45%, 7/23/98
                 (cost -- $10,963,364)                             $ 10,963,364
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 22.8%
AUTOMOTIVE -- 5.0%
               Ford Motor Credit Corp.,
$ 1,755,000    5.52%, 7/20/98                                      $  1,749,887
  7,910,000    5.54%, 7/20/98                                         7,886,872
 26,155,000    General Motors Acceptance Corp.,
               5.54%, 7/16/98                                        26,094,626
                                                                   ------------
                                                                     35,731,385
                                                                   ------------
CONGLOMERATES -- 3.2%
 22,600,000    General Electric Capital Corp.,
               5.51%, 7/20/98                                        22,534,278
                                                                   ------------
MACHINERY/ENGINEERING -- 4.6%
               Deere (John) Capital Corp.,
 12,835,000    5.51%, 7/28/98                                        12,781,959
  6,080,000    5.52%, 7/13/98                                         6,068,813
 14,000,000    5.55%, 7/30/98                                        13,937,408
                                                                   ------------
                                                                     32,788,180
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 6.6%
               Associates Corp., N.A.,
 10,310,000    5.50%, 7/14/98                                        10,289,523
  1,405,000    5.52%, 7/14/98                                         1,402,199
               Household Finance Corp.,
  1,645,000    5.48%, 7/14/98                                         1,641,745
  3,365,000    5.50%, 7/22/98                                         3,354,204
  3,530,000    5.52%, 7/14/98                                         3,522,964
 27,430,000    Merrill Lynch & Co., Inc.,
                 5.55%, 8/3/98                                       27,290,450
                                                                   ------------
                                                                     47,501,085
                                                                   ------------
OIL/GAS -- 3.0%
               Chevron USA, Inc.,
 17,790,000    5.49%, 7/28/98                                        17,716,749
  2,795,000    5.50%, 7/20/98                                         2,786,887
  1,405,000    5.51%, 7/28/98                                         1,399,194
                                                                   ------------
                                                                     21,902,830
                                                                   ------------
TECHNOLOGY -- .4%
  2,845,000    IBM Credit Corp.,
                 5.50%, 7/17/98                                       2,838,046
                                                                   ------------
Total Short-Term Corporate Notes
  (cost -- $163,295,804)                                           $163,295,804
                                                                   ------------
U.S. TREASURY NOTES AND BONDS -- .2%
$   700,000    6.25%, 8/15/23                                      $    749,434
    297,500    7.875%, 8/15/01                                          317,022
                                                                   ------------
Total U.S. Treasury Notes and Bonds
  (cost -- $877,836)                                               $  1,066,456
                                                                   ------------

* Non-income producing security

  OCC ACCUMULATION TRUST                                           JUNE 30, 1998
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- .0%
RETAIL -- .0%
      2,478    Venture Stores, Inc.,*(A)
                   $3.25 Conv. Pfd.
                   (cost -- $102,527)                              $        232
                                                                   ------------

COMMON STOCKS -- 75.2%

AEROSPACE/DEFENSE -- 6.5%
    300,000    AlliedSignal, Inc.                                  $ 13,312,500
    510,000    Boeing Co.                                            22,726,875
    100,000    Lockheed Martin Corp.                                 10,587,500
                                                                   ------------
                                                                     46,626,875
                                                                   ------------

BANKING -- 9.9%
    310,000    BankBoston Corp.                                      17,243,750
    180,000    Citicorp                                              26,865,000
     22,000    M & T Bank Corp.                                      12,188,000
     38,500    Wells Fargo & Co.                                     14,206,500
                                                                   ------------
                                                                     70,503,250
                                                                   ------------
CHEMICALS -- 9.1%
    160,000    Dow Chemical Co.                                      15,470,000
    340,000    du Pont (E.I.) de Nemours & Co.                       25,372,500
    122,000    Hercules, Inc.                                         5,017,250
    246,100    Monsanto Co.                                          13,750,838
    200,000    Solutia, Inc.                                          5,737,500
                                                                   ------------
                                                                     65,348,088
                                                                   ------------
CONGLOMERATES -- 5.6%
    210,000    Minnesota Mining & Manufacturing Co.                  17,259,375
    180,000    Tenneco, Inc.                                          6,851,250
    225,000    Textron, Inc.                                         16,129,687
                                                                   ------------
                                                                     40,240,312
                                                                   ------------
CONSUMER PRODUCTS -- 1.5%
    247,900    Mattel, Inc.                                          10,489,269
                                                                   ------------

DRUGS & MEDICAL PRODUCTS -- .9%
     80,000    Becton, Dickinson & Co.                                6,210,000
                                                                   ------------
ENERGY -- 1.8%
     50,000    Triton Energy Ltd.*                                    1,784,375
    300,000    Unocal Corp.                                          10,725,000
                                                                   ------------
                                                                     12,509,375
                                                                   ------------
FOOD SERVICES -- 7.3%
    360,000    Diageo plc ADR                                        17,347,500
    500,000    McDonald's Corp.                                      34,500,000
                                                                   ------------
                                                                     51,847,500
                                                                   ------------

INSURANCE -- 5.9%
    401,100    ACE Ltd.                                              15,642,900
    341,600    EXEL Ltd.                                             26,580,750
                                                                   ------------
                                                                     42,223,650
                                                                   ------------
MACHINERY/ENGINEERING -- 3.1%
    424,000    Caterpillar, Inc.                                     22,419,000
                                                                   ------------
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
MANUFACTURING -- 2.6%
    500,000    ITT Industries, Inc.                                $ 18,687,500
                                                                   ------------
MEDIA/BROADCAST -- 3.9%
    330,000    Time Warner, Inc.                                     28,194,375
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 6.3%
     70,000    American Express Co.                                   7,980,000
    145,000    Countrywide Credit Industries, Inc.                    7,358,750
    600,000    Federal Home Loan Mortgage Corp.                      28,237,500
     15,400    Transamerica Corp.                                     1,772,925
                                                                   ------------
                                                                     45,349,175
                                                                   ------------
PAPER PRODUCTS -- 2.1%
    311,000    Champion International Corp.                          15,297,312
                                                                   ------------
PRINTING/PUBLISHING -- 2.2%
    350,000    Donnelley (R.R.) & Sons Co.                           16,012,500
                                                                   ------------
REAL ESTATE -- .3%
      1,399    Security Capital Group Inc., (Class A)*                1,860,117
                                                                   ------------
TECHNOLOGY -- 2.3%
     40,000    Computer Associates International, Inc.                2,222,500
     75,000    Intel Corp.                                            5,559,375
    440,000    National Semiconductor Corp.*                          5,802,500
    220,000    Unitrode Corp.*                                        2,530,000
                                                                   ------------
                                                                     16,114,375
                                                                   ------------
TELECOMMUNICATIONS -- 3.9%
    220,000    Sprint Corp.                                          15,510,000
    600,000    Tele-Communications, Inc. (Class A)*                  12,037,500
                                                                   ------------
                                                                     27,547,500
                                                                   ------------
Total Common Stocks
  (cost -- $430,433,930)                                           $537,480,173
                                                                   ------------

Total Investments
  (cost -- $605,673,461)                                   99.7%   $712,806,029
Other Assets in Excess of Liabilities                       0.3       2,370,623
                                                          -----    ------------
Total Net Assets                                          100.0%   $715,176,652
                                                          -----    ------------
                                                          -----    ------------

  U.S. GOVERNMENT INCOME PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES AND BONDS -- 39.9%
$ 1,010,000    5.625%, 10/31/99                                    $  1,011,101
    200,000    5.875%, 11/30/01                                         202,032
     95,000    6.25%, 4/30/01                                            96,766
     50,000    6.50%, 10/15/06                                           53,093
  1,550,000    7.25%, 8/15/22                                         1,854,668
                                                                   ------------
Total U.S. Treasury Notes and Bonds
  (cost -- $3,170,575)                                             $  3,217,660
                                                                   ------------

* Non-income producing security
(A) Venture Stores Inc. filed for bankruptcy protection under Chapter 11 on January 20, 1998.

  OCC ACCUMULATION TRUST                                           JUNE 30, 1998
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS (unaudited) (continued)

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 26.5%
$    75,000    Federal Farm Credit Bank,
                 8.65%, 10/1/99                                    $     77,637
               Federal Home Loan Bank,
    345,000    6.90%, 2/7/07                                            369,150
    100,000    8.09%, 12/28/04                                          112,359
    155,000    8.60%, 8/25/99                                           159,917
               Federal Home Loan Mortgage Corp.,
    175,000    6.22%, 3/24/03                                           178,554
    300,000    7.71%, 6/21/04                                           305,343
    125,000    7.75%, 11/7/01                                           132,617
    150,000    8.115%, 1/31/05                                          168,914
    150,000    Federal National Mortgage Assoc.,
                 9.20%, 9/11/00                                         160,851
    150,000    Private Export Funding Corp.,
                 9.10%, 10/30/98                                        151,712
    100,000    Student Loan Marketing Assoc.,
                 7.20%, 11/9/00                                         103,328
               Tennessee Valley Authority,
    150,000    6.00%, 11/1/00                                           150,843
     65,000    8.375%, 10/1/99                                           67,051
                                                                   ------------
Total U.S. Government Agency Notes
  (cost -- $2,091,468)                                             $  2,138,276
                                                                   ------------
MORTGAGE-RELATED SECURITIES -- 27.9%
$   262,323    Federal Home Loan Mortgage Corp.,
                 6.00%, 9/1/12                                     $    259,781
               Federal National Mortgage Assoc.,
    336,963    5.50%, 5/1/03                                            332,309
    154,050    6.00%, 3/1/13                                            152,365
    159,675    6.50%, 5/1/26                                            159,374
    192,593    6.50%, 1/1/28                                            191,809
    366,832    6.50%, 2/1/28                                            365,339
    147,461    7.00%, 1/1/10                                            150,686
      5,345    9.00%, 8/1/02                                              5,493
     11,952    9.50%, 12/1/06                                            12,343
     27,613    9.50%, 3/1/19                                             29,822
     58,062    9.50%, 12/1/19                                            62,404
               Government National Mortgage Assoc.,
    349,088    7.00%, 3/15/28                                           354,649
    174,670    7.00%, 4/15/28                                           177,452
                                                                   ------------
Total Mortgage-Related Securities
  (cost -- $2,232,265)                                             $  2,253,826
                                                                   ------------
CORPORATE NOTES -- 4.3%
CONGLOMERATES -- 1.3%
$   100,000    General Electric Capital Corp.,
                 8.375%, 3/1/01                                    $    105,901
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 3.0%
    125,000    International Lease Finance Corp.,
                 6.125%, 11/1/99                                        125,305
    100,000    Lehman Brothers Holdings, Inc.,
                 8.50%, 5/1/07                                          113,292
                                                                   ------------
                                                                        238,597
                                                                   ------------
Total Corporate Notes
  (cost -- $331,450)                                               $    344,498
                                                                   ------------

Total Investments
  (cost -- $7,825,758)                                     98.6%   $  7,954,260
Other Assets in Excess of Liabilities                       1.4         112,335
                                                          -----    ------------
Total Net Assets                                          100.0%   $  8,066,595
                                                          -----    ------------
                                                          -----    ------------

  MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 23.3%
$   147,000    Federal Farm Credit Bank,
                 5.42%, 7/15/98                                    $    146,690
               Federal Home Loan Mortgage Corp.,
     25,000    5.44%, 7/21/98                                            24,925
    250,000    5.85%, 7/1/98                                            250,000
     55,000    Federal National Mortgage Assoc.,
                 5.38%, 7/16/98                                          54,875
                                                                   ------------
Total U.S. Government Agency Notes
  (amortized cost -- $476,490)                                     $    476,490
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 76.9%
AUTOMOTIVE -- 6.1%
$   125,000    Ford Motor Credit Corp.,
                 5.49%, 7/15/98                                    $    124,733
                                                                   ------------
BANKING -- 9.8%
    100,000    Abbey National North America,
                 5.51%, 7/2/98                                           99,984
    100,000    Svenska Handelsbanken Inc.,
                 5.50%, 7/9/98                                           99,878
                                                                   ------------
                                                                        199,862
                                                                   ------------
BROKERAGE -- 6.1%
    125,000    Goldman Sachs Group L.P.,
                 5.52%, 7/16/98                                         124,713
                                                                   ------------
CONGLOMERATES -- 6.1%
    125,000    General Electric Capital Corp.,
                 5.53%, 7/24/98                                         124,558
                                                                   ------------
DRUGS/MEDICAL PRODUCTS -- 4.9%
    100,000    Novartis Financial Corp.,
                 5.47%, 7/8/98                                           99,894
                                                                   ------------
INSURANCE -- 6.1%
    125,000    Prudential Funding Corp.,
                 5.51%, 7/14/98                                         124,751
                                                                   ------------
MACHINERY/ENGINEERING -- 4.9%
    100,000    Deere (John) Capital Corp.,
                 5.53%, 7/22/98                                          99,677
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 17.1%
    125,000    Associates Corp., N.A.,
                 5.50%, 7/22/98                                         124,599
    100,000    Merrill Lynch & Co., Inc.,
                 5.58%, 7/15/98                                          99,783
    125,000    Norwest Financial Inc.,
                 5.51%, 7/16/98                                         124,713
                                                                   ------------
                                                                        349,095
                                                                   ------------
SOVEREIGN -- 4.9%
    100,000    Eksportfinans A/S,
                 5.56%, 7/20/98                                          99,707
                                                                   ------------
TECHNOLOGY -- 6.1%
    125,000    IBM Credit Corp.,
                 5.50%, 7/17/98                                         124,694
                                                                   ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 4.8%
    100,000    Coca Cola Co.,
                 5.46%, 8/3/98                                           99,500
                                                                   ------------
Total Short-Term Corporate Notes
  (amortized cost -- $1,571,184)                                   $  1,571,184
                                                                   ------------

Total Investments
  (amortized cost -- $2,047,674)                          100.2%   $  2,047,674
Liabilities In Excess of Other Assets                      (0.2)         (4,553)
                                                          -----    ------------
Total Net Assets                                          100.0%   $  2,043,121
                                                          -----    ------------
                                                          -----    ------------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1998

                                                                               U.S. GOVERNMENT     MONEY
                                  EQUITY       SMALL CAP       MANAGED              INCOME         MARKET
                                 PORTFOLIO     PORTFOLIO      PORTFOLIO           PORTFOLIO       PORTFOLIO
                                -----------   ------------   ------------      ----------------  ----------
ASSETS
Investments, at value
  (cost -- $27,227,461,
  $145,466,741,
  $605,673,461, $7,825,758 and
  $2,047,674, respectively)...  $36,765,889   $147,161,922   $712,806,029      $7,954,260        $2,047,674
Cash..........................       91,219        104,769         14,528          10,574             2,454
Receivable from investments
  sold........................           --      2,688,619        760,947              --                --
Receivable from fund shares
  sold........................       69,121        311,519      1,283,621          12,224                --
Dividends receivable..........       42,359         29,291        372,356              --                --
Interest receivable...........           --             --         25,238         112,247                --
Receivable from investment
  adviser ....................           --             --             --              --             1,523
Other assets..................        1,360          2,053          4,972             693               487
                                -----------   ------------   ------------   ----------------     ----------
          Total Assets........   36,969,948    150,298,173    715,267,691       8,089,998         2,052,138
                                -----------   ------------   ------------   ----------------     ----------

LIABILITIES
Payable for investments
  purchased...................           --      3,949,459             --              --                --
Payable for fund shares
  redeemed....................           20         28,808         23,962           3,001                --
Investment advisory fee
  payable.....................          810          3,186         15,181           3,848                --
Dividends payable.............           --             --             --          13,656             3,110
Other payables and accrued
  expenses....................       10,522         18,884         51,896           2,898             5,907
                                -----------   ------------   ------------   ----------------     ----------
          Total Liabilities...       11,352      4,000,337         91,039          23,403             9,017
                                -----------   ------------   ------------   ----------------     ----------
          Total Net Assets....  $36,958,596   $146,297,836   $715,176,652      $8,066,595        $2,043,121
                                -----------   ------------   ------------   ----------------     ----------
                                -----------   ------------   ------------   ----------------     ----------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)....  $     9,465   $     58,197   $    157,640      $    7,595        $   20,433
Paid-in-capital in excess of
  par.........................   25,239,132    139,409,647    584,234,659       7,841,683         2,022,889
Accumulated undistributed net
  investment income...........      219,332        414,859      6,360,045              --                --
Accumulated net realized gain
  (loss) on investments.......    1,952,239      4,719,952     17,291,740          88,815              (201)
Net unrealized appreciation on
  investments.................    9,538,428      1,695,181    107,132,568         128,502                --
                                -----------   ------------   ------------   ----------------     ----------
          Total Net Assets....  $36,958,596   $146,297,836   $715,176,652      $8,066,595        $2,043,121
                                -----------   ------------   ------------   ----------------     ----------
                                -----------   ------------   ------------   ----------------     ----------
Fund shares outstanding.......      946,493      5,819,717     15,764,015         759,474         2,043,321
                                -----------   ------------   ------------   ----------------     ----------
Net asset value per share.....  $     39.05   $      25.14   $      45.37      $    10.62        $     1.00
                                -----------   ------------   ------------   ----------------     ----------
                                -----------   ------------   ------------   ----------------     ----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                                         U.S. GOVERNMENT     MONEY
                                  EQUITY      SMALL CAP      MANAGED         INCOME         MARKET
                                PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                ----------   -----------   -----------   ---------------   ---------
INVESTMENT INCOME
  Dividends (net of foreign
     withholding taxes of
     $3,203, $0, $0, $0, and
     $0, respectively)........  $  220,097   $   384,596   $ 4,820,931      $      --      $      --
  Interest....................     154,167       594,637     3,950,953        225,482         72,022
                                ----------   -----------   -----------   ---------------   ---------
     Total investment
       income.................     374,264       979,233     8,771,884        225,482         72,022
                                ----------   -----------   -----------   ---------------   ---------

OPERATING EXPENSES
  Investment advisory fees
     (note 2).................     131,249       526,776     2,334,663         21,693          5,181
  Custodian fees (note 1G)....       9,110        14,813        32,350          9,293          6,106
  Transfer and dividend
     disbursing agent fees....       4,559         3,469         5,777          3,526          4,210
  Audit fees..................       3,817         3,460         9,200          4,216          1,992
  Trustees' fees and
     expenses.................       5,228        10,819        12,918          5,658          5,658
  Reports and notices to
     shareholders.............         709         3,875        14,036            273            142
  Legal fees..................         219           521         2,227             48             50
  Miscellaneous...............         590         1,003         1,578            394            169
                                ----------   -----------   -----------   ---------------   ---------
     Total operating
       expenses...............     155,481       564,736     2,412,749         45,101         23,508
     Less: Investment advisory
       fees waived and
       expenses assumed (note
       2).....................          --            --            --         (8,842)       (10,423)
     Less: Expenses offset
       (note 1G)..............        (549)         (367)         (918)          (105)          (132)
                                ----------   -----------   -----------   ---------------   ---------
       Net operating
          expenses............     154,932       564,369     2,411,831         36,154         12,953
                                ----------   -----------   -----------   ---------------   ---------
       Net investment
          income..............     219,332       414,864     6,360,053        189,328         59,069
                                ----------   -----------   -----------   ---------------   ---------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS -- NET
  Net realized gain (loss) on
     investments..............   1,952,239     4,728,945    17,291,750         91,325            (10)
  Net change in unrealized
     appreciation
     (depreciation) on
     investments..............   1,620,694    (7,935,715)   34,961,646        (11,225)            --
                                ----------   -----------   -----------   ---------------   ---------
     Net realized gain (loss)
       and change in
       unrealized appreciation
       (depreciation) on
       investments............   3,572,933    (3,206,770)   52,253,396         80,100            (10)
                                ----------   -----------   -----------   ---------------   ---------
Net increase (decrease) in net
  assets resulting from
  operations..................  $3,792,265   ($2,791,906)  $58,613,449      $ 269,428      $  59,059
                                ----------   -----------   -----------   ---------------   ---------
                                ----------   -----------   -----------   ---------------   ---------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   EQUITY PORTFOLIO        SMALL CAP PORTFOLIO             MANAGED PORTFOLIO
                                               ------------------------  ------------------------  ------------------------------
                                               SIX MONTHS    YEAR ENDED   SIX MONTHS    YEAR ENDED       SIX MONTHS    YEAR ENDED
                                               ENDED JUNE    DECEMBER     ENDED JUNE     DECEMBER        ENDED JUNE     DECEMBER
                                                   30,          31,          30,            31,              30,           31,
                                                 1998(1)       1997        1998(1)         1997            1998(1)        1997
                                               -----------  -----------   -----------   -----------      -----------   ----------
OPERATIONS
 Net investment income.......................  $   219,332   $   311,417  $   414,864   $    397,656     $  6,360,053  $  4,115,641
 Net realized gain (loss) on investments.....    1,952,239     1,335,830     4,728,945     4,341,925       17,291,750    16,103,603
 Net change in unrealized appreciation
   (depreciation) on investments.............    1,620,694     4,175,591    (7,935,715)    6,375,677     34,961,646      32,559,342
                                               -----------   -----------  ------------  ------------   ------------     -----------
   Net increase (decrease) in net assets
     resulting from operations...............    3,792,265     5,822,838    (2,791,906)   11,115,258     58,613,449      52,778,586
                                               -----------   -----------  ------------  ------------   ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS
 Net investment income.......................     (311,417)     (188,895)     (397,660)     (226,926)    (4,115,649)     (2,161,818)
 Net realized gains..........................   (1,335,832)     (672,432)   (4,342,118)   (1,600,321)   (16,103,608)     (6,639,642)
                                               -----------   -----------  ------------  ------------   ------------     -----------
   Total dividends and distributions to
     shareholders............................   (1,647,249)     (861,327)   (4,739,778)   (1,827,247)   (20,219,257)     (8,801,460)
                                               -----------   -----------  ------------  ------------   ------------     -----------
FUND SHARE TRANSACTIONS
 Net proceeds from sales.....................    8,329,203    10,880,025    45,869,547    70,252,565    212,181,548     260,261,576
 Proceeds from shares issued in connection
   with the reorganization of the Bond
   Portfolio (note 5)........................           --            --            --            --             --              --
 Reinvestment of dividends and
   distributions.............................    1,647,249       861,327     4,739,778     1,827,247     20,219,257       8,801,460
 Cost of shares redeemed.....................   (3,982,850)   (7,725,883)   (7,344,311)   (5,059,988)   (22,409,569)    (26,977,032)
                                               -----------   -----------  ------------  ------------   ------------     -----------
   Net increase (decrease) in net assets
    from fund share transactions.............    5,993,602     4,015,469    43,265,014    67,019,824    209,991,236     242,086,004
                                               -----------   -----------  ------------  ------------   ------------     -----------
       Total increase (decrease) in net
         assets..............................    8,138,618     8,976,980    35,733,330    76,307,835    248,385,428     286,063,130
NET ASSETS
 Beginning of period.........................   28,819,978    19,842,998   110,564,506    34,256,671    466,791,224     180,728,094
                                               -----------    ----------  ------------  ------------   ------------     -----------
 End of period (including undistributed
   net investment income of $219,332 and
   $311,417; $414,859 and $397,655;
   $6,360,045 and $4,115,641; $0 and $0; and
   $0 and $0, respectively)..................  $36,958,596   $28,819,978  $146,297,836  $110,564,506   $715,176,652    $466,791,224
                                               -----------   -----------  ------------  ------------   ------------    ------------
                                               -----------   -----------  ------------  ------------   ------------    ------------
SHARES ISSUED AND REDEEMED
 Issued......................................      217,319       328,269     1,725,545     2,800,876      4,787,622       6,451,958
 Shares issued in connection with the
   reorganization of the Bond Portfolio
   (note  5).................................           --            --            --            --             --              --
 Issued in reinvestment of dividends and
   distributions.............................       44,726        28,807       177,254        83,857        466,850         243,943
 Redeemed....................................     (104,785)     (227,653)     (275,355)     (207,710)      (505,159)       (672,569)
                                                ----------    -----------   ----------  ------------   ------------     -----------
   Net increase (decrease)...................      157,260       129,423     1,627,444     2,677,023      4,749,313       6,023,332
                                                ----------    ----------   -----------  ------------   ------------     -----------
                                                ----------    ----------   -----------  ------------   ------------     -----------

                                                   U.S. GOVERNMENT
                                                   INCOME PORTFOLIO       MONEY MARKET PORTFOLIO
                                               ------------------------  ------------------------
                                               SIX MONTHS   YEAR ENDED   SIX MONTHS   YEAR ENDED
                                               ENDED JUNE    DECEMBER    ENDED JUNE    DECEMBER
                                                   30,          31,          30,          31,
                                                 1998(1)       1997        1998(1)       1997
                                               -----------  -----------  -----------  -----------
OPERATIONS
 Net investment income.......................  $  189,328   $  328,172   $   59,069   $  200,118
 Net realized gain (loss) on investments.....      91,325       13,044          (10)        (178)
 Net change in unrealized appreciation
   (depreciation) on investments.............     (11,225)     124,161           --           --
                                               -----------  -----------  -----------  -----------
   Net increase (decrease) in net assets
     resulting from operations...............     269,428      465,377       59,059      199,940
                                               -----------  -----------  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.......................    (189,328)    (328,172)     (59,069)    (200,118)
 Net realized gains..........................          --       (7,663)          --           --
                                               -----------  -----------  -----------  -----------
   Total dividends and distributions to
     shareholders............................    (189,328)    (335,835)     (59,069)    (200,118)
                                               -----------  -----------  -----------  -----------
FUND SHARE TRANSACTIONS
 Net proceeds from sales.....................   1,875,493    2,093,607    1,037,572    7,068,886
 Proceeds from shares issued in connection
   with the reorganization of the Bond
   Portfolio (note 5)........................          --    2,172,639           --           --
 Reinvestment of dividends and
   distributions.............................     175,007      335,840       55,960      200,008
 Cost of shares redeemed.....................  (1,047,280)  (1,170,351)  (1,216,468) (10,381,691)
                                               -----------  -----------  -----------  -----------
   Net increase (decrease) in net assets from
     fund share transactions.................   1,003,220    3,431,735     (122,936)  (3,112,797)
                                               -----------  -----------  -----------  -----------
       Total increase (decrease) in net
         assets..............................   1,083,320    3,561,277     (122,946)  (3,112,975)
NET ASSETS
 Beginning of period.........................   6,983,275    3,421,998    2,166,067    5,279,042
                                               -----------  -----------  -----------  -----------
 End of period (including undistributed net
   investment income of $219,332 and
   $311,417; $414,859 and $397,655;
   $6,360,045 and $4,115,641; $0 and $0; and
   $0 and $0, respectively)..................  $8,066,595   $6,983,275   $2,043,121   $2,166,067
                                               -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------
SHARES ISSUED AND REDEEMED
 Issued......................................     177,687      202,361    1,037,572    7,068,886
 Shares issued in connection with the
   reorganization of the Bond Portfolio
   (note 5)..................................          --      212,587           --           --
 Issued in reinvestment of dividends and
   distributions.............................      16,563       32,289       55,960      200,008
 Redeemed....................................     (99,150)    (112,598)  (1,216,468) (10,381,691)
                                               -----------  -----------  -----------  -----------
   Net increase (decrease)...................      95,100      334,639     (122,936)  (3,112,797)
                                               -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------

------------------
(1) Unaudited

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the 'Trust') was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio (collectively, the 'Portfolios') are five of seven portfolios offered in the Trust. OpCap Advisors (the 'Adviser'), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolios. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. Each portfolio is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     The Money Market Portfolio: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security. The Equity, Small Cap, Managed and U.S. Government Income Portfolios: Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed 'matrix' prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     The Equity, Small Cap and Managed Portfolios: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The U.S. Government Income and Money Market Portfolios: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Trust's portfolios record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which

                             OCC ACCUMULATION TRUST
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED)

may differ from generally accepted accounting principles. These 'book-tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSES OFFSET

     The Portfolios benefit from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolios.

(2) INVESTMENT ADVISORY FEE

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of each Portfolio's net assets as of the close of business each day at the following annual rates: .80% for each of the Equity, Small Cap and Managed Portfolios on the first $400 million, .75% on the next $400 million and .70% thereafter; .60% for the U.S. Government Income Portfolio and .40% for the Money Market Portfolio. The Adviser is contractually obligated to waive that portion of each advisory fee and to assume any necessary expense to limit total operating expenses of each Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

(3) PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 1998, purchases and sales of investment securities, other than short-term securities, were as follows:

                                                                                  U.S. GOVERNMENT
                                       EQUITY       SMALL CAP       MANAGED           INCOME         MONEY MARKET
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO         PORTFOLIO        PORTFOLIO*
                                     ----------    -----------    ------------    ---------------    ------------
Purchases.........................   $7,501,662    $51,765,625    $223,360,241      $ 4,848,702      $93,118,900
Sales.............................    4,802,975     32,816,709      70,992,784        3,759,441       93,322,660

------------------
* All short-term securities and maturities

                             OCC ACCUMULATION TRUST
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     At June 30, 1998, the composition of unrealized appreciation (depreciation) on investment securities and the cost of investments for Federal income tax purposes were as follows:

                                                   APPRECIATION    (DEPRECIATION)        NET           TAX COST
                                                   ------------    --------------    ------------    ------------
Equity Portfolio................................   $  9,965,936     ($    427,508)   $  9,538,428    $ 27,227,461
Small Cap Portfolio.............................     10,307,298        (8,621,115)      1,686,183     145,475,739
Managed Portfolio...............................    120,016,984       (12,884,416)    107,132,568     605,673,461
U.S. Government Income Portfolio................        129,367            (3,376)        125,991       7,828,269
Money Market Portfolio..........................             --                --              --       2,047,674

(5) ORDER OF SUBSTITUTION

     On February 26, 1997, the Securities and Exchange Commission approved an Order of Substitution (the 'Order') of shares of the U.S. Government Income Portfolio for shares of the OCC Accumulation Trust Bond Portfolio ('Bond Portfolio'). Pursuant to the Order, the Bond Portfolio transferred all of its net assets to shareholders of the Bond Portfolio which were exchanged for shares of the U.S. Government Income Portfolio with a value equivalent to the value of the net assets received by the U.S. Government Income Portfolio, including unrealized depreciation of securities of $2,273. In connection with the Order, the shareholders of the Bond Portfolio received 212,587 shares of the U.S. Government Income Portfolio. Immediately prior to the Order, the aggregate net assets of the U.S. Government Income Portfolio were $3,870,116.

                             OCC ACCUMULATION TRUST
                              FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED        TOTAL                          TO            TOTAL
                                                               AND         INCOME      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED      (LOSS)      SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
EQUITY PORTFOLIO
Six Months Ended
 June 30, 1998 (6)................    $36.52      $0.22        $4.35        $4.57         ($0.39)        ($1.65)        ($ 2.04)
Year Ended
 December 31, 1997................     30.07       0.39         7.34         7.73          (0.28)         (1.00)          (1.28)
Year Ended
 December 31, 1996................     25.05       0.21         5.52         5.73          (0.24)         (0.47)          (0.71)
Year Ended
 December 31, 1995................     18.12       0.31         6.71         7.02          (0.09)            --           (0.09)
September 16, 1994 (3) to December
 31, 1994.........................     18.57       0.09        (0.54)       (0.45)            --             --              --

                                                                                 RATIOS
                                                              ---------------------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE,           END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------  ----------
EQUITY PORTFOLIO
Six Months Ended
 June 30, 1998 (6)................  $39.05   12.8%   $36,959   0.95%(2,4)   1.34%(2,4)   17%      $ 0.0587
Year Ended
 December 31, 1997................   36.52   26.6%    28,820   0.99%        1.25%        32%        0.0557
Year Ended
 December 31, 1996................   30.07   23.4%    19,843   0.93%(1)     1.29%(1)     36%        0.0588
Year Ended
 December 31, 1995................   25.05   38.9%     9,036   0.72%(1)     1.74%(1)     31%            --
September 16, 1994 (3) to December
 31, 1994.........................   18.12   (2.4%)    4,281   0.72%(1,4)   1.80%(1,4)    6%            --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED        TOTAL                          TO            TOTAL
                                                               AND         INCOME      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED      (LOSS)      SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------

SMALL CAP PORTFOLIO
Six Months Ended
 June 30, 1998 (6)................    $26.37      $0.06       ($0.26)      ($0.20)        ($0.09)        ($0.94)        ($ 1.03)
Year Ended
 December 31, 1997................     22.61       0.08         4.73         4.81          (0.13)         (0.92)          (1.05)
Year Ended
 December 31, 1996................     19.91       0.14         3.45         3.59          (0.25)         (0.64)          (0.89)
Year Ended
 December 31, 1995................     17.38       0.26         2.37         2.63          (0.05)         (0.05)          (0.10)
September 16, 1994 (3) to December
 31, 1994.........................     17.49       0.06        (0.17)       (0.11)            --             --              --

                                                                                     RATIOS
                                                             --------------------------------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING       RATIO
                                                              EXPENSES        OF NET
                                     NET              NET        TO         INVESTMENT
                                    ASSET           ASSETS,    AVERAGE        INCOME
                                    VALUE,           END OF      NET           TO          PORTFOLIO       AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS       AVERAGE        TURNOVER       COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)       NET ASSETS       RATE            RATE
                                    ------ -------  --------  ---------    ------------     --------       ----------

SMALL CAP PORTFOLIO
Six Months Ended
 June 30, 1998 (6)...............  $25.14    (1.0%) $146,298   0.86%(2,4)  0.63%(2,4)     29%        $ 0.0570
Year Ended
 December 31, 1997................  26.37    22.2%   110,565   0.97%       0.64%          68%          0.0549
Year Ended
 December 31, 1996................  22.61    18.7%    34,257   0.93%(1)    1.03%(1)       50%          0.0493
Year Ended
 December 31, 1995................  19.91    15.2%    16,004   0.74%(1)    1.75%(1)       69%             --
September 16, 1994 (3) to December
 31, 1994.........................  17.38    (0.6%)    9,210   0.74%(1,4)  1.22%(1,4)     32%             --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.


                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED        TOTAL                          TO            TOTAL
                                                               AND         INCOME      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED      (LOSS)      SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
MANAGED PORTFOLIO
Six Months Ended
 June 30, 1998 (6)................    $42.38      $0.36        $4.25        $4.61         ($0.33)        ($1.29)        ($ 1.62)
Year Ended
 December 31, 1997................     36.21       0.34         7.45         7.79          (0.40)         (1.22)          (1.62)
Year Ended
 December 31, 1996................     30.14       0.43         6.31         6.74          (0.41)         (0.26)          (0.67)
Year Ended
 December 31, 1995................     20.83       0.42         9.02         9.44          (0.13)            --           (0.13)
September 16, 1994 (3) to December
 31, 1994.........................     21.80       0.14        (1.11)       (0.97)            --             --              --


                                                                                 RATIOS
                                                             ----------------------------------------------

                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE,           END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------  ----------
MANAGED PORTFOLIO
Six Months Ended
 June 30, 1998 (6)................ $45.37    11.0%  $715,177  0.81%(2,4) 2.13%(2,4)     15%      $ 0.0583
Year Ended
 December 31, 1997................  42.38    22.3%   466,791  0.87%      1.42%          32%        0.0571
Year Ended
 December 31, 1996................  36.21    22.8%   180,728  0.84%(1)   1.66%(1)       27%        0.0592
Year Ended
 December 31, 1995................  30.14    45.6%    99,188  0.66%(1)   1.85%(1)       22%            --
September 16, 1994 (3) to December
 31, 1994.........................  20.83    (4.4%)   54,943  0.66%(1,4) 2.34%(1,4)      8%            --

(1) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.



                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED        TOTAL                          TO            TOTAL
                                                               AND         INCOME      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED      (LOSS)      SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
U.S. GOVERNMENT INCOME PORTFOLIO
Six Months Ended
 June 30, 1998 (6)................    $10.51      $0.27        $0.11        $0.38         ($0.27)            --          ($0.27)
Year Ended
 December 31, 1997................     10.38       0.57         0.14         0.71          (0.57)        ($0.01)          (0.58)
Year Ended
 December 31, 1996................     10.62       0.55        (0.24)        0.31          (0.55)            --           (0.55)
January 3, 1995 (3) to December
 31, 1995.........................     10.00       0.60         0.68         1.28          (0.60)         (0.06)          (0.66)


                                                                                   RATIOS
                                                             ----------------------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO        INVESTMENT
                                    ASSET           ASSETS,    AVERAGE       INCOME
                                    VALUE,           END OF      NET           TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS       AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)       NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------    ------------  --------  ----------
U.S. GOVERNMENT INCOME PORTFOLIO
Six Months Ended
 June 30, 1998 (6)................ $10.62     3.7%    $8,067  1.00%(1,2,4) 5.24%(1,2,4) 52%        --
Year Ended
 December 31, 1997................  10.51     7.0%     6,983  0.93%(1)     5.51%(1)     80%        --
Year Ended
 December 31, 1996................  10.38     3.0%     3,422  0.96%(1)     5.27%(1)     31%        --
January 3, 1995 (3) to December
 31, 1995.........................  10.62    13.1%     1,442  0.75%(1,4)   5.75%(1,4)   65%        --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.25% and 4.99%, annualized, respectively, for the six months ended June 30, 1998, 1.06% and 5.37%, respectively, for the year ended December 31, 1997, 2.34% and 3.87%, respectively, for the year ended December 31, 1996 and 4.73% and 1.77%, annualized, respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.



                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED        TOTAL                          TO            TOTAL
                                                               AND         INCOME      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED      (LOSS)      SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
MONEY MARKET PORTFOLIO
Six Months Ended
 June 30, 1998 (6)................     $1.00      $0.02       ($0.00)       $0.02         ($0.02)            --          ($0.02)
Year Ended
 December 31, 1997................      1.00       0.05        (0.00)        0.05          (0.05)            --           (0.05)
Year Ended
 December 31, 1996................      1.00       0.04        (0.00)        0.04          (0.04)        ($0.00)          (0.04)
Year Ended
 December 31, 1995................      1.00       0.05         0.00         0.05          (0.05)            --           (0.05)
September 16, 1994 (3) to December
 31, 1994.........................      1.00       0.01           --         0.01          (0.01)            --           (0.01)



                                                                                   RATIOS
                                                                 -------------------------------------------------
                                                                  RATIO
                                                                  OF NET
                                                                 OPERATING      RATIO
                                                                 EXPENSES       OF NET
                                     NET              NET          TO         INVESTMENT
                                    ASSET           ASSETS,       AVERAGE       INCOME
                                    VALUE,           END OF        NET           TO         PORTFOLIO   AVERAGE
                                    END OF  TOTAL    PERIOD       ASSETS       AVERAGE      TURNOVER    COMMISSION
                                    PERIOD RETURN*  (000'S)         (5)       NET ASSETS     RATE         RATE
                                    ------ -------  --------     ---------  ------------    --------    ----------
MONEY MARKET PORTFOLIO
Six Months Ended
 June 30, 1998 (6)................  $1.00     2.3%    $2,043     1.01%(1,2,4)  4.56%(1,4)     --        --
Year Ended
 December 31, 1997................   1.00     4.7%     2,166     0.98%(1)      4.57%(1)       --        --
Year Ended
 December 31, 1996................   1.00     4.5%     5,279     1.01%(1)      4.43%(1)       --        --
Year Ended
 December 31, 1995................   1.00     5.1%     4,356     1.00%(1)      4.94%(1)       --        --
September 16, 1994 (3) to December
 31, 1994.........................   1.00     1.2%     3,520     1.00%(1,4)    4.13%(1,2)     --        --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.81% and 3.76%, annualized, respectively, for the six months ended June 30, 1998, 1.06% and 4.50%, respectively, for the year ended December 31,1997, 1.30% and 4.13%, respectively, for the year ended December 31, 1996, 1.14% and 4.80%, respectively, for the year ended December 31, 1995 and 2.03% and 3.10%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

------------------

(2) Average net assets for the six months ended June 30 ,1998, were $33,084,101, $132,785,253, $601,069,595, $7,290,849 and $2,612,140 for the Equity, Small
    Cap, Managed, U.S. Government Income and Money Market Portfolios, respectively.
(3) Commencement of operations
(4) Annualized
(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).
(6) Unaudited

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                            GLOBAL EQUITY PORTFOLIO

     The Global Equity Portfolio continued its favorable performance in the first half of 1998. The Portfolio seeks long-term growth by investing in superior businesses, with high cash flow and good growth prospects, which trade at reasonable valuations. Our objective is to achieve excellent long-term performance and control risk by investing in markets worldwide.

     The Portfolio delivered a total return of 16.1% in the first half of 1998, compared with an average total return of 15.4% for the global funds in Lipper's Variable Insurance Products Performance Analysis Service Report and a return of 16.6% on Morgan Stanley Capital International's World Index in U.S. dollars with dividends net of local taxes included (World Index). The Portfolio's six-month performance was 21st among the 48 funds in the Lipper global funds category.

     For the three years ended June 30, 1998, the Portfolio provided an average annual total return of 18.2%, compared with the 18.8% average annual total return for the funds in the Lipper global funds category and 19.3% for the World Index. The Portfolio's three-year performance was 12th among the 31 funds in this Lipper universe. From inception on March 1, 1995 through June 30, 1998, the Portfolio provided an average annual total return of 19.4%, compared with 20.3% for the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     Even as global investing provided strong returns in the first half of 1998, there were wide disparities from market to market and region to region. The U.S. stock market continued its remarkable advance to new highs. Many European markets performed even better than the U.S., benefiting from a benign economic environment. However, many Asian stock markets plunged as that region's financial crisis continued.

     As the half began, the Portfolio had relatively limited holdings in Asia, reflecting our caution about the economic outlook and the prospect of further currency devaluations. During the half, we reduced further the Portfolio's holdings in the region. We are especially concerned about the economic outlook in Japan as that nation heads into what is likely to be a severe recession.

     A major investment focus for the Portfolio is our continued large holdings in continental Europe, where we own a diverse group of quality stocks. In North America, the Portfolio owns a select group of businesses with high returns on capital, strong earnings prospects and reasonable stock market valuations.

     During the half, we established new positions in a number of stocks, such as Adaptec, Inc. in the United States, BTR Group plc in the United Kingdom and Hoechst AG in Germany. Sales included, among others, Dainippon Ink & Chemicals, Inc. in Japan, Dixon Group in the United Kingdom and Hong Kong Electric Co.

     At June 30, 1998, the Portfolio's net assets were allocated 55% to non-U.S. stocks and corporate notes, 36% to U.S. stocks and 9% to foreign and domestic cash and cash equivalents. The largest investment positions outside the United States were in Japan, France, Germany and Sweden.

     The Portfolio's largest non-U.S. equity holdings at June 30, 1998 were ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, representing 3.3% of the Portfolio's net assets; OY Nokia, AB, a Finnish telecommunications equipment company, 1.6% of net assets; Hoechst AG, a pharmaceuticals and chemicals company headquartered in Germany, 1.2% of net assets; Credit Suisse Holding AG, a Swiss-based banking and financial services company, 1.2% of net assets; and Canal Plus, a French media company, 1.1% of net assets.

     The Portfolio's largest U.S. equity holdings were McDonald's Corp., a premier fast-food company with growing global markets, representing 4.7% of the Portfolio's net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 4.3% of net assets; Time Warner, Inc., a leading media and entertainment company, 4.3% of net assets; E.I. du Pont de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified businesses, 3.8% of net assets; and Citicorp, a global banking and financial services company, 2.7% of net assets.

     Major industry positions were in the banking sector, 11.8% of net assets; financial services, 6.9% of net assets; chemicals, 6.2% of net assets; insurance, 5.4% of net assets; and media/broadcasting, 5.3% of net assets.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

  PRINCIPAL
   AMOUNT                                                                                                VALUE
-------------                                                                                         -----------
               U.S. GOVERNMENT AGENCY NOTES - 8.5%
               Federal Home Loan Bank,
$   1,350,000  5.39%, 7/10/98......................................................................   $  1,348,181
      560,000  5.41%, 7/17/98......................................................................        558,653
      940,000  5.42%, 8/28/98......................................................................        931,792
                                                                                                      ------------
               Total U.S. Government Agency Notes (cost - $2,838,626)..............................   $  2,838,626
                                                                                                      ------------

               CORPORATE NOTE - 1.6%
               JAPAN - 1.5%
      500,000  Sumitomo Bank Treasury Co., 9.40%, 12/29/49.........................................   $    496,920
                                                                                                      ------------
               UNITED KINGDOM - .1%
pounds 11,180  Viglen Technology plc, 6.9875%, 1/1/01..............................................         18,667
                                                                                                      ------------
               Total Corporate Notes & Bonds (cost - $509,735).....................................   $    515,587
                                                                                                      ------------

   SHARES
-------------
               COMMON STOCKS - 89.3%
               AUSTRALIA - .2%
               BANKING - .2%
        9,200  Macquarie Bank Ltd..................................................................   $     82,522
                                                                                                      ------------
               AUSTRIA - .7%
               BANKING - .7%
        3,000  Bank Austria AG+#...................................................................        243,783
                                                                                                      ------------
               BERMUDA - 3.3%
               INSURANCE - 3.3%
       27,900  ACE Ltd.............................................................................      1,088,100
                                                                                                      ------------
               BRAZIL - 2.7%
               AEROSPACE - .9%
       16,000  Empresa Brasileira de Aeronautica SA+...............................................        283,602
                                                                                                      ------------
               ELECTRONICS - .3%
        4,895  Companhia Energetica de Minas Gerais*...............................................        110,889
                                                                                                      ------------
               PAPER PRODUCTS - .2%
        5,600  Aracruz Celulose SA ADR.............................................................         64,050
          210  Empresa Nacional de Celulosas SA+...................................................            527
                                                                                                      ------------
                                                                                                            64,577
                                                                                                      ------------
               TELECOMMUNICATIONS - 1.2%
        3,600  Ericsson Telecomunicacoes SA+.......................................................         68,480
        3,100  Telecomunicacoes Brasileiras........................................................        338,481
                                                                                                      ------------
                                                                                                           406,961
                                                                                                      ------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

   SHARES                                                                                                VALUE
-------------                                                                                         ------------
               COMMON STOCKS (CONTINUED)
               BRAZIL (CONTINUED)
               TEXTILES/APPAREL - .1%
          250  Compahnia de Tecidos Norte de Minas-Coteminas+......................................   $     32,424
                                                                                                      ------------
               Total Brazilian Common Stocks.......................................................        898,453
                                                                                                      ------------
               CANADA - 2.6%
               ENERGY - 1.1%
        5,200  PanCanadian Petroleum Ltd...........................................................         77,388
        7,500  Precision Drilling Corp.*...........................................................        147,548
        3,621  Suncor Energy, Inc..................................................................        125,494
                                                                                                      ------------
                                                                                                           350,430
                                                                                                      ------------

               ENTERTAINMENT - .3%
        5,000  Imax Corp.*.........................................................................        113,486
                                                                                                      ------------
               MANUFACTURING - .4%
        5,100  Bombardier, Inc.....................................................................        138,976
                                                                                                      ------------
               PRINTING/PUBLISHING - .4%
        4,550  Thomson Corp........................................................................        136,356
                                                                                                      ------------
               SECURITY/INVESTIGATION - .4%
        5,800  Unican Security Systems Ltd.........................................................        134,797
                                                                                                      ------------
               Total Canadian Common Stocks........................................................        874,045
                                                                                                      ------------
               CHILE - .2%
               CONGLOMERATES - .2%
        5,500  Quinenco SA ADR.....................................................................         49,500
                                                                                                      ------------
               FINLAND - 1.6%
               TELECOMMUNICATIONS - 1.6%
        7,200  Oy Nokia AB.........................................................................        530,701
                                                                                                      ------------
               FRANCE - 6.3%
               ELECTRONICS - 1.3%
        2,500  Le Carbone Lorraine.................................................................        221,645
        2,621  Schneider SA........................................................................        209,006
                                                                                                      ------------
                                                                                                           430,651
                                                                                                      ------------
               ENERGY - .7%
        1,800  Total SA............................................................................        234,017
                                                                                                      ------------
               INDUSTRIAL MATERIALS - .2%
        4,200  Usinor..............................................................................         64,886
                                                                                                      ------------
               INSURANCE - 1.0%
        2,800  AXA.................................................................................        314,935
                                                                                                      ------------

               MANUFACTURING - .5%
        3,156  Michelin (CGDE).....................................................................        182,186
                                                                                                      ------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

   SHARES                                                                                                VALUE
-------------                                                                                         ------------
               COMMON STOCKS (CONTINUED)
               FRANCE (CONTINUED)
               MEDIA/BROADCAST - 1.1%
        1,900  Canal Plus..........................................................................   $    355,128
                                                                                                      ------------
               POWER/UTILITIES - .7%
        1,149  Vivendi.............................................................................        245,358
                                                                                                      ------------
               TECHNOLOGY - .3%
        1,200  SGS-Thomson Microelectronics NV*....................................................         85,052
                                                                                                      ------------
               TOBACCO/BEVERAGES/FOOD PRODUCTS - .5%
          630  Groupe Danone.......................................................................        173,712
                                                                                                      ------------
               Total French Common Stocks..........................................................      2,085,925
                                                                                                      ------------
               GERMANY - 5.7%
               BANKING - .8%
        3,150  Bayerishe Vereinsbank AG............................................................        267,238
                                                                                                      ------------
               BUILDING & CONSTRUCTION - .6%
        6,250  Tarkett Sommer AG...................................................................        207,935
                                                                                                      ------------
               CHEMICALS - 1.2%
        8,000  Hoechst AG..........................................................................        402,562
                                                                                                      ------------
               COMPUTER SERVICES - .9%
          500  SAP AG..............................................................................        303,585
                                                                                                      ------------
               DRUGS & MEDICAL PRODUCTS - .4%
        2,700  Gehe AG.............................................................................        144,847
                                                                                                      ------------
               INSURANCE - .8%
          175  Koelnische Rueckversicherungs AG....................................................        256,962
                                                                                                      ------------
               RETAIL - 1.0%
        5,200  Metro AG#...........................................................................        314,488
                                                                                                      ------------
               Total German Common Stocks..........................................................      1,897,617
                                                                                                      ------------
               HONG KONG - .4%
               INDUSTRIAL MATERIALS - .4%
       70,000  Yue Yuen Industrial Holdings........................................................        125,129
                                                                                                      ------------
               HUNGARY - .6%
               CONGLOMERATES - .1%
        6,650  Benpres Holdings Corp. GDR*.........................................................         18,288
        3,800  Benpres Holdings Corp. GDR Reg. S*..................................................          9,500
                                                                                                      ------------
                                                                                                            27,788
                                                                                                      ------------
               DRUGS & MEDICAL PRODUCTS - .5%
          450  Gedeon Richter Ltd., GDR............................................................         35,550
        1,550  Gedeon Richter Ltd., GDR Reg. S.....................................................        122,450
                                                                                                      ------------
                                                                                                           158,000
                                                                                                      ------------
               Total Hungarian Common Stocks.......................................................        185,788
                                                                                                      ------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

   SHARES                                                                                                VALUE
-------------                                                                                         ------------
               COMMON STOCKS (CONTINUED)
               ISRAEL - 1.0%
               DRUGS & MEDICAL PRODUCTS - 1.0%
        9,500  Teva Pharmaceutical Industries Ltd. ADR.............................................   $    334,281
                                                                                                      ------------
               ITALY - 1.2%
               INSURANCE - .3%
       35,000  Istituto Nazionale delle Assicurazioni..............................................         99,479
                                                                                                      ------------
               RETAIL - .9%
       18,000  La Rinascente SpA...................................................................        179,316
       55,000  Stefanel SpA*.......................................................................        126,608
                                                                                                      ------------
                                                                                                           305,924
                                                                                                      ------------
               Total Italian Common Stocks.........................................................        405,403
                                                                                                      ------------
               JAPAN - 6.9%
               AUTOMOTIVE - .7%
       19,000  Calsonic Corp.......................................................................         64,584
        5,000  Honda Motor Co., Ltd................................................................        178,636
                                                                                                      ------------
                                                                                                           243,220
                                                                                                      ------------
               BANKING - .5%
      189,000  Yasuda Trust & Banking..............................................................        177,696
                                                                                                      ------------
               BUILDING & CONSTRUCTION - .5%
        9,000  Sho-Bond Corp.......................................................................        164,678
                                                                                                      ------------
               CHEMICALS - .3%
        5,000  Shin-Etsu Chemical Co. Ltd..........................................................         86,787
                                                                                                      ------------
               COMPUTER SERVICES - .5%
        7,500  Konami Co. Ltd......................................................................        161,911
                                                                                                      ------------
               CONGLOMERATES - .1%
        4,000  Inaba Denkisangyo Co. Ltd...........................................................         40,732
                                                                                                      ------------
               CONSUMER PRODUCTS - .9%
        6,000  Canon, Inc..........................................................................        136,689
       26,000  Minolta Co. Ltd.....................................................................        176,756
                                                                                                      ------------
                                                                                                           313,445
                                                                                                      ------------
               ELECTRONICS - .8%
        2,000  Kyocera Corp........................................................................         98,069
        1,000  Rohm Co.............................................................................        103,059
       20,000  Sodick Co.*.........................................................................         57,858
                                                                                                      ------------
                                                                                                           258,986
                                                                                                      ------------
               METALS & MINING - .1%
        5,000  Toho Titanium Co....................................................................         39,054
                                                                                                      ------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

   SHARES                                                                                                VALUE
-------------                                                                                         ------------
               COMMON STOCKS (CONTINUED)
               JAPAN (CONTINUED)
               MISCELLANEOUS FINANCIAL SERVICES - 1.6%
        2,500  Aiful Corp..........................................................................   $    122,406
        1,400  Orix Corp...........................................................................         94,872
          600  Shohkoh Fund & Co. Ltd..............................................................        147,971
        3,700  Takefuji Corp.......................................................................        171,259
                                                                                                      ------------
                                                                                                           536,508
                                                                                                      ------------
               RETAIL - .3%
        2,600  Circle K Co. Ltd....................................................................         90,822
                                                                                                      ------------
               TOBACCO/BEVERAGES/FOOD PRODUCTS - .6%
       11,000  Mikuni Coca-Cola Bottling Co........................................................        189,340
                                                                                                      ------------
               Total Japanese Common Stocks........................................................      2,303,179
                                                                                                      ------------
               MEXICO - .7%
               BUILDING & CONSTRUCTION - .4%
       26,000  Corporacion GEO, SA de CV*..........................................................        145,256
                                                                                                      ------------
               POWER/UTILITY - .3%
       78,500  Grupo Elektra, SA de CV.............................................................         82,121
                                                                                                      ------------
               Total Mexican Common Stocks.........................................................        227,377
                                                                                                      ------------
               NETHERLANDS - 3.1%
               MACHINERY/ENGINEERING - .2%
        2,000  Fugro NV............................................................................         79,695
                                                                                                      ------------
               MISCELLANEOUS FINANCIAL SERVICES - .7%
        3,419  ING Groep NV........................................................................        224,037
                                                                                                      ------------
               PRINTING/PUBLISHING - 1.6%
        7,250  Ver Ned Uitgevers NV................................................................        263,572
        1,890  Wolters Kluwer NV...................................................................        259,593
                                                                                                      ------------
                                                                                                           523,165
                                                                                                      ------------
               PUBLIC SERVICES - .6%
        6,780  Vedior NV...........................................................................        191,784
                                                                                                      ------------
               Total Netherlands Common Stocks.....................................................      1,018,681
                                                                                                      ------------
               NORWAY - .4%
               ENERGY - .4%
        8,400  Saga Petroleum ASA..................................................................        129,324
                                                                                                      ------------
               SINGAPORE - .1%
               PRINTING/PUBLISHING - .1%
        1,531  Singapore Press Holdings Ltd........................................................         10,267
                                                                                                      ------------
               SPAIN - 2.9%
               BANKING - .7%
       10,400  Argentaria SA.......................................................................        233,296
                                                                                                      ------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

   SHARES                                                                                                VALUE
-------------                                                                                         ------------
               COMMON STOCKS (CONTINUED)
               SPAIN (CONTINUED)
               ELECTRICAL ENGINEERING - .6%
        9,000  Endesa SA...........................................................................   $    196,903
                                                                                                      ------------
               ENERGY - .7%
        4,300  Repsol SA...........................................................................        236,942
                                                                                                      ------------
               MANUFACTURING - .3%
        8,300  Vidrala SA..........................................................................        109,602
                                                                                                      ------------
               RETAIL - .6%
        5,400  Aldeasa SA..........................................................................        192,970
                                                                                                      ------------
               Total Spanish Common Stocks.........................................................        969,713
                                                                                                      ------------
               SWEDEN - 5.3%
               APPLIANCE & HOUSEHOLD DURABLES - .4%
       11,200  Munters AB..........................................................................        122,167
                                                                                                      ------------
               BANKING - 1.4%
       32,900  Norbanken AB........................................................................        241,305
       13,600  Skandinaviska Enskilda Banken.......................................................        232,748
                                                                                                      ------------
                                                                                                           474,053
                                                                                                      ------------
               DRUGS & MEDICAL PRODUCTS - .7%
       11,500  ASTRA AB............................................................................        235,018
                                                                                                      ------------
               ELECTRONICS - .6%
       11,000  Electrolux AB.......................................................................        188,942
                                                                                                      ------------
               MACHINERY/ENGINEERING - 1.0%
       11,000  ABB AB..............................................................................        155,843
        6,900  Atlas Copco AB......................................................................        188,158
                                                                                                      ------------
                                                                                                           344,001
                                                                                                      ------------
               PAPER PRODUCTS - .9%
       10,500  AssiDoman AB........................................................................        305,416
                                                                                                      ------------
               TELECOMMUNICATIONS - .3%
        3,600  Telefonaktiebolaget LM Ericsson.....................................................        105,165
                                                                                                      ------------
               Total Swedish Common Stocks.........................................................      1,774,762
                                                                                                      ------------
               SWITZERLAND - 2.8%
               BANKING - 1.4%
        1,800  Credit Suisse Group.................................................................        401,175
          105  Gota Bank*..........................................................................         76,273
                                                                                                      ------------
                                                                                                           477,448
                                                                                                      ------------
               BUILDING & CONSTRUCTION - .4%
          100  Holderbank Financiere Glaris AG.....................................................        127,452
                                                                                                      ------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

   SHARES                                                                                                VALUE
-------------                                                                                         ------------
               COMMON STOCKS (CONTINUED)
               SWITZERLAND (CONTINUED)
               DRUGS & MEDICAL PRODUCTS - 1.0%
          200  Novartis AG.........................................................................   $    333,355
                                                                                                      ------------
               Total Swiss Common Stocks...........................................................        938,255
                                                                                                      ------------

               UNITED KINGDOM - 4.8%

               COMPUTER SERVICES - .1%
       52,000  Viglen Technology plc...............................................................         22,574
                                                                                                      ------------

               CONGLOMERATES - .8%
       92,000  BTR plc.............................................................................        261,141
                                                                                                      ------------

               CONSUMER PRODUCTS - .7%
       22,000  Unilever plc........................................................................        234,359
                                                                                                      ------------

               DRUGS & MEDICAL PRODUCTS - .0%
          112  SmithKline Beecham plc..............................................................          1,368
                                                                                                      ------------

               ELECTRONICS - .7%
       10,900  Siebe plc...........................................................................        217,851
                                                                                                      ------------

               ENTERTAINMENT - .8%
       31,000  EMI Group plc.......................................................................        271,226
                                                                                                      ------------

               INDUSTRIAL MATERIALS - .6%
       31,600  BPB plc.............................................................................        191,528
                                                                                                      ------------

               METALS & MINING - .3%
       23,636  Antofagasta Holdings plc............................................................         98,663
                                                                                                      ------------

               MISCELLANEOUS FINANCIAL SERVICES - .3%
        7,000  Lloyds TSB Group plc................................................................         98,003
                                                                                                      ------------

               RETAIL - .5%
       28,000  Safeway plc.........................................................................        183,500
                                                                                                      ------------
               Total United Kingdom Common Stocks..................................................      1,580,213
                                                                                                      ------------

               UNITED STATES - 35.8%

               AEROSPACE/DEFENSE - 4.3%
       18,000  Boeing Co...........................................................................        802,125
        5,800  Lockheed Martin Corp................................................................        614,075
                                                                                                      ------------
                                                                                                         1,416,200
                                                                                                      ------------

               BANKING - 4.6%
        6,000  Citicorp............................................................................        895,500
        1,700  Wells Fargo & Co....................................................................        627,300
                                                                                                      ------------
                                                                                                         1,522,800
                                                                                                      ------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

   SHARES                                                                                                VALUE
-------------                                                                                         ------------
               COMMON STOCKS (CONTINUED)
               UNITED STATES (CONTINUED)
               CHEMICALS - 4.7%
       17,000  du Pont (E.I.) de Nemours & Co......................................................   $  1,268,625
        5,000  Monsanto Co.........................................................................        279,375
        1,000  Solutia, Inc........................................................................         28,688
                                                                                                      ------------
                                                                                                         1,576,688
                                                                                                      ------------
               CONGLOMERATES - 1.2%
        5,000  Minnesota Mining & Manufacturing Co.................................................        410,937
                                                                                                      ------------
               CONSUMER PRODUCTS - 1.1%
        9,000  Mattel, Inc.........................................................................        380,813
                                                                                                      ------------
               DRUGS & MEDICAL PRODUCTS - 1.5%
        6,500  Becton, Dickinson & Co..............................................................        504,562
                                                                                                      ------------
               FOOD SERVICES - 4.7%
       22,500  McDonald's Corp.....................................................................      1,552,500
                                                                                                      ------------
               MACHINERY/ENGINEERING - 2.4%
       15,000  Caterpillar, Inc....................................................................        793,125
                                                                                                      ------------
               MEDIA/BROADCAST - 4.2%
       16,500  Time Warner, Inc....................................................................      1,409,719
                                                                                                      ------------
               MISCELLANEOUS FINANCIAL SERVICES - 4.3%
       30,000  Federal Home Loan Mortgage Corp.....................................................      1,411,875
                                                                                                      ------------
               PAPER PRODUCTS - 1.1%
        7,500  Champion International, Corp........................................................        368,906
                                                                                                      ------------
               TECHNOLOGY -- .7%
        5,000  Adaptec, Inc.*......................................................................         71,563
       12,000  National Semiconductor Corp.*.......................................................        158,250
                                                                                                      ------------
                                                                                                           229,813
                                                                                                      ------------
               TELECOMMUNICATIONS - 1.0%
        1,300  Loral Space & Communications Ltd.*..................................................         36,725
        4,000  Sprint Corp.........................................................................        282,000
                                                                                                      ------------
                                                                                                           318,725
                                                                                                      ------------
               Total United States Common Stocks...................................................     11,896,663
                                                                                                      ------------
               Total Common Stocks (cost - $24,793,363)............................................   $ 29,649,681
                                                                                                      ------------
               Total Investments (cost - $28,141,724).......................................  99.4%   $ 33,003,894
               Other Assets in Excess of Liabilities........................................   0.6         203,359
                                                                                              ----    ------------
               Total Net Assets............................................................. 100.0%   $ 33,207,253
                                                                                                      ------------
                                                                                                      ------------

------------------
+ Preferred Stock
# With Rights
* Non-income producing security

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1998

ASSETS
Investments, at value (cost - $28,141,724)...............................................................  $  33,003,894
Cash.....................................................................................................         43,294
Foreign currencies (cost - $6,121).......................................................................          6,242
Receivable from investments sold.........................................................................        326,434
Foreign withholding taxes reclaimable....................................................................         22,732
Dividends receivable.....................................................................................         17,617
Receivable from fund shares sold.........................................................................         11,056
Interest receivable......................................................................................            748
Other assets.............................................................................................          1,180
                                                                                                           -------------
  Total Assets...........................................................................................     33,433,197
                                                                                                           -------------

LIABILITIES
Payable from investments sold............................................................................        205,086
Payable for fund shares redeemed.........................................................................          1,807
Foreign withholding taxes payable........................................................................          1,604
Investment advisory fee payable..........................................................................            725
Other payables and accrued expenses......................................................................         16,722
                                                                                                           -------------
  Total Liabilities......................................................................................        225,944
                                                                                                           -------------
  Total Net Assets.......................................................................................  $  33,207,253
                                                                                                           -------------
                                                                                                           -------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)...............................................................................  $      19,976
Paid-in-capital in excess of par.........................................................................     26,216,083
Accumulated undistributed net investment income..........................................................        123,860
Accumulated undistributed net realized gain on investments...............................................      1,985,420
Net unrealized appreciation on investments and translation of other assets and liabilities
  denominated in foreign currencies......................................................................      4,861,914
                                                                                                           -------------
  Total Net Assets.......................................................................................  $  33,207,253
                                                                                                           -------------
                                                                                                           -------------
Fund shares outstanding..................................................................................      1,997,570
                                                                                                           -------------
Net asset value per share................................................................................  $       16.62
                                                                                                           -------------
                                                                                                           -------------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $24,232).................................................  $  276,616
  Interest................................................................................................      62,977
                                                                                                            ----------
     Total investment income..............................................................................     339,593
                                                                                                            ----------

OPERATING EXPENSES
  Investment advisory fees (note 2).......................................................................     118,025
  Custodian fees (note 1H)................................................................................      33,033
  Trustees' fees and expenses.............................................................................       5,290
  Transfer and dividend disbursing agent fees.............................................................       4,605
  Audit fees..............................................................................................       4,292
  Reports and notices to shareholders.....................................................................       1,165
  Legal fees..............................................................................................         228
  Miscellaneous...........................................................................................         361
                                                                                                            ----------
     Total operating expenses.............................................................................     166,999
     Less: Expenses offset (note 1H)......................................................................        (461)
                                                                                                            ----------
       Net operating expenses.............................................................................     166,538
                                                                                                            ----------
       Net investment income..............................................................................     173,055
                                                                                                            ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS -- NET
  Net realized gain on investments........................................................................   1,979,793
  Net realized gain on foreign currency transactions......................................................       5,627
  Net change in unrealized appreciation (depreciation) on investments and translation of other assets and
     liabilities denominated in foreign currencies........................................................   2,039,060
                                                                                                            ----------
       Net realized gain and change in unrealized appreciation (depreciation) on investments and
        translation of other assets and liabilities denominated in foreign currencies.....................   4,024,480
                                                                                                            ----------
Net increase in net assets resulting from operations......................................................  $4,197,535
                                                                                                            ----------
                                                                                                            ----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS ENDED
                                                                                    JUNE 30, 1998           YEAR ENDED
                                                                                         (1)            DECEMBER 31, 1997
                                                                                   ----------------    --------------------

OPERATIONS
Net investment income...........................................................     $    173,055          $    104,882
Net realized gain on investments................................................        1,979,793             1,180,309
Net realized gain (loss) on foreign currency transactions.......................            5,627               (31,367)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
  currencies....................................................................        2,039,060             1,432,604
                                                                                   ----------------    --------------------
     Net increase in net assets resulting from operations.......................        4,197,535             2,686,428
                                                                                   ----------------    --------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income...........................................................               --               (74,889)
In excess of net investment income..............................................               --               (49,195)
Net realized gains on investments...............................................               --            (1,184,153)
                                                                                   ----------------    --------------------
     Total dividends and distributions to shareholders..........................               --            (1,308,237)
                                                                                   ----------------    --------------------

FUND SHARE TRANSACTIONS
Net proceeds from sales.........................................................        5,911,371            10,888,674
Reinvestment of dividends and distributions.....................................               --             1,308,238
Cost of shares redeemed.........................................................       (2,775,281)           (4,673,963)
                                                                                   ----------------    --------------------
     Net increase in net assets from fund share transactions....................        3,136,090             7,522,949
                                                                                   ----------------    --------------------
          Total increase in net assets..........................................        7,333,625             8,901,140

NET ASSETS
Beginning of period.............................................................       25,873,628            16,972,488
                                                                                   ----------------    --------------------

End of period (including undistributed net investment income of $123,860 and accumulated distributions in excess of net investment income of ($49,195),
  respectively).................................................................     $ 33,207,253          $ 25,873,628
                                                                                   ----------------    --------------------
                                                                                   ----------------    --------------------

SHARES ISSUED AND REDEEMED
Issued..........................................................................          364,574               741,096
Issued in reinvestment of dividends and distributions...........................               --                91,400
Redeemed........................................................................         (173,530)             (308,572)
                                                                                   ----------------    --------------------
     Net increase...............................................................          191,044               523,924
                                                                                   ----------------    --------------------
                                                                                   ----------------    --------------------

------------------
(1) Unaudited

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the 'Trust') was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the 'Portfolio'), the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio and the Money Market Portfolio. OpCap Advisors (the 'Adviser'), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed 'matrix' prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities stated in foreign currencies are translated at the exchange rate at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the portfolio's Statement of Operations. Since the net assets of the Portfolio are presented at the foreign exchange rates and market prices at the close of the period, the Portfolio does not isolate the portion of

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) FOREIGN CURRENCY TRANSLATION (CONTINUED) the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market price of securities.

  (E) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These 'book-tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (F) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSES OFFSET

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.25% (net of expenses offset) of average net assets on an annual basis.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the six months ended June 30, 1998, purchases and sales of investment securities, other than short-term securities, were $10,698,785 and $8,932,892, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $5,611,211 aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $790,140 and net unrealized appreciation for Federal income tax purposes is $4,821,071. Federal income tax cost basis of portfolio securities is $28,182,823 at June 30, 1998.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                              YEAR ENDED DECEMBER
                                                       SIX MONTHS ENDED               31,
                                                        JUNE 30, 1998        ---------------------    MARCH 1, 1995 (1) TO
                                                             (7)              1997          1996       DECEMBER 31, 1995
                                                       ----------------      -------       -------    --------------------
Net asset value, beginning of period................       $  14.32          $ 13.23       $ 11.61          $  10.00
                                                       ----------------      -------       -------        ----------
Income from investment operations
Net investment income...............................           0.09             0.06          0.04              0.05
Net realized and unrealized gain on investments.....           2.21             1.79          1.70              1.83
                                                       ----------------      -------       -------        ----------
  Total income from investment operations...........           2.30             1.85          1.74              1.88
                                                       ----------------      -------       -------        ----------
Dividends and distributions to shareholders
Dividends to shareholders from net investment
  income............................................             --            (0.04)        (0.05)            (0.03)
Distributions to shareholders in excess of net
  investment income.................................             --            (0.03)           --                --
Distributions to shareholders from net realized
  gains.............................................             --            (0.69)        (0.07)            (0.24)
                                                       ----------------      -------       -------        ----------
  Total dividends and distributions to
     shareholders...................................           0.00            (0.76)        (0.12)            (0.27)
                                                       ----------------      -------       -------        ----------
Net asset value, end of period......................       $  16.62          $ 14.32       $ 13.23          $  11.61
                                                       ----------------      -------       -------        ----------
                                                       ----------------      -------       -------        ----------
Total return (2)....................................          16.1%            14.0%         15.0%             18.9%
                                                       ----------------      -------       -------        ----------
                                                       ----------------      -------       -------        ----------
Net assets, end of period (000's)...................       $ 33,207          $25,874       $16,972          $  2,891
                                                       ----------------      -------       -------        ----------
Ratio of net operating expenses to average net
  assets (5)........................................          1.13%(3,4)       1.19%(6)      1.42%(6)          1.25%(3,6)
                                                       ----------------      -------       -------        ----------
Ratio of net investment income to average net
  assets............................................          1.17%(3,4)       0.45%(6)      0.81%(6)          1.02%(3,6)
                                                       ----------------      -------       -------        ----------
Portfolio turnover rate.............................            32%              53%           40%               67%
                                                       ----------------      -------       -------        ----------
Average commission rate.............................       $ 0.0263          $0.0253       $0.0254                --
                                                       ----------------      -------       -------        ----------

------------------
(1) Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized

(4) Average net assets for the six months ended June 30, 1998 were $29,750,652.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income
    (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

(7) Unaudited

                               MID CAP PORTFOLIO

     The Mid Cap Portfolio is the newest addition to the OCC Accumulation Trust. We formed this portfolio on February 9, 1998 to invest in companies with stock market capitalizations--that is, the total market value of a company's common shares outstanding--between $500 million and $5 billion at time of purchase.

     Many mid cap companies have strong growth records and are run by management teams that own a large percentage of the stock, providing an incentive to increase shareholder value. However, these companies are often overlooked because they fall between the typical large cap and small cap investment portfolios. Many analysts prefer to follow companies in the large cap sector. We believe this relative lack of analyst coverage for mid caps provides significant opportunities to uncover value not yet recognized by other investors.

     As with the other equity portfolios in the OCC Accumulation Trust, the Mid Cap Portfolio invests in businesses that are well managed, generate high and sustainable returns on capital, hold strong competitive positions that protect those returns and use their free cash flow to create shareholder value. Moreover, we want to buy these businesses at discounts to our estimate of their intrinsic value.

     The Portfolio delivered a 5.2% total return from its inception on February 9, 1998 through June 30, 1998, compared with a total return of 6.6% for the Standard & Poor's 400 Index with dividends included (S&P 400). The S&P 400 is an unmanaged index of 400 mid-sized corporations weighted by market capitalization.

     A priority throughout the period was to assemble a diversified portfolio of stocks that meet our value criteria. At the end of June, 88% of the Portfolio's net assets were invested in common stocks and 12% were in cash and cash equivalents. The Portfolio's five largest holdings at June 30, 1998 were Sabre Group Holdings, Inc., which operates an electronic travel reservations system and provides information technology services, representing 5.2% of the Portfolio's net assets; Green Tree Financial Corp., which provides mortgage loans on manufactured housing, 4.8% of net assets; WPP Group plc, one of the world's leading advertising and specialty communications services firms, 4.7% of net assets; Countrywide Credit Industries, Inc., which originates and services home mortgages, 4.1% of net assets; and LucasVarity plc, an automotive parts and aerospace components supplier, 4.0% of net assets. Immediately after the end of the half, Green Tree Financial was acquired by Conseco, Inc. at a significant premium to our average purchase price.

     Sabre Group, the Portfolio's largest position, helps illustrate our value philosophy. The company was formed in the 1960s as the computer reservation system of American Airlines and went public in 1996. Sabre Group operates the leading travel reservations service in the United States and is one of the global leaders as well. We like the company because of its growth prospects, high returns on capital, large market share and reasonable valuation. In addition to its electronic reservations service, the company has a management information consulting business which sells software, runs systems and provides technical advice, primarily to airlines and other lodging and transportation companies. This business should continue to grow rapidly.

     The Portfolio's third largest holding is WPP Group. Half of WPP's revenues come from traditional advertising, a profitable but mature market. Its operating units in this sector include J. Walter Thompson Company and Ogilvy & Mather Worldwide, advertising agencies with solid long-term reputations. The other half comes from specialty communications and nontraditional and interactive advertising, which are growing rapidly in revenues and profitability. In the early 1990s, WPP encountered severe financial difficulties because of undisciplined acquisitions. Under the leadership of its chief executive officer, Martin Sorrell, the company turned its financial performance around by researching, benchmarking and copying best industry practices. The impact of this change is reflected in WPP's record of improving profitability and new business wins, as it approaches the performance of its best managed and most profitable competitors. Yet, investors have been slow to recognize these changes, and the stock continues to be valued at a discount to its competitors, providing an opportunity to acquire a quality company at an attractive price.

     The Portfolio's top five industry positions at the end of June were in the insurance sector, 13.6% of net assets; electronics, 9.8% of net assets; financial services, 8.9% of net assets; manufacturing, 7.7% of net assets; and real estate, 5.9% of net assets.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

  PRINCIPAL
   AMOUNT                                                                                                VALUE
-------------                                                                                          ----------
               U.S. GOVERNMENT AGENCY NOTES - 12.4%
NOTES - 12.4%  Federal Home Loan Mortgage Corp.,
$      30,000  5.45%, 7/14/98.......................................................................   $   29,941
       57,000  5.85%, 7/1/98........................................................................       57,000
       75,000  Federal National Mortgage Assoc.,
                 5.39%, 7/15/98.....................................................................       74,843
                                                                                                       ----------
               Total U.S. Government Agency Notes (cost - $161,784).................................   $  161,784
                                                                                                       ----------
   SHARES
-------------
               COMMON STOCKS - 87.3%
               ADVERTISING - 5.8%
          300  Omnicom Group........................................................................   $   14,963
          900  WPP Group plc ADR....................................................................       60,525
                                                                                                       ----------
                                                                                                           75,488
                                                                                                       ----------
               AUTOMOTIVE - 4.0%
        1,300  LucasVarity Corp. plc ADR............................................................       51,756
                                                                                                       ----------
               BUILDING & CONSTRUCTION - 3.6%
          250  Armstrong World Industries, Inc......................................................       16,844
        1,000  Oakwood Homes Corp...................................................................       30,000
                                                                                                       ----------
                                                                                                           46,844
                                                                                                       ----------
               CHEMICALS - 1.1%
        1,600  Methanex Corp.*......................................................................       13,800
                                                                                                       ----------
               COMPUTER SERVICES - 5.1%
        1,750  Sabre Group Holdings, Inc.*..........................................................       66,500
                                                                                                       ----------
               CONSUMER PRODUCTS - 3.1%
          300  International Flavors & Fragrances, Inc..............................................       13,031
          750  Polaroid Corp........................................................................       26,672
                                                                                                       ----------
                                                                                                           39,703
                                                                                                       ----------
               DRUGS & MEDICAL PRODUCTS - 1.2%
          450  Teva Pharmaceutical Industries Ltd. ADR..............................................       15,834
                                                                                                       ----------
               ELECTRONICS - 9.8%
        1,300  Allegheny Teledyne, Inc..............................................................       29,737
          900  Arrow Electronics, Inc...............................................................       19,575
          550  Avnet, Inc...........................................................................       30,078
        1,150  Solectron Corp.......................................................................       48,372
                                                                                                       ----------
                                                                                                          127,762
                                                                                                       ----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

   SHARES                                                                                                VALUE
-------------                                                                                          ----------
               COMMON STOCKS (CONTINUED)
               ENERGY - 3.6%
          550  Anadarko Petroleum Corp..............................................................   $   36,953
          300  Nuevo Energy Co.*....................................................................        9,638
                                                                                                       ----------
                                                                                                           46,591
                                                                                                       ----------
               HOTELS - .9%
        1,000  Homestead Village, Inc.*.............................................................       11,875
                                                                                                       ----------
               INSURANCE - 13.6%
        1,300  ACE Ltd..............................................................................       50,700
          306  Delphi Financial Group, Inc. (Class A)...............................................       17,232
        1,100  Everest Reinsurance Holdings, Inc....................................................       42,281
          600  Protective Life Corp.................................................................       22,012
          650  RenaissanceRe Holdings Ltd...........................................................       30,103
          350  W.R. Berkley Corp....................................................................       14,022
                                                                                                       ----------
                                                                                                          176,350
                                                                                                       ----------
               MACHINERY/ENGINEERING - 2.2%
          850  Dover Corp...........................................................................       29,112
                                                                                                       ----------
               MANUFACTURING - 4.2%
          200  Carlisle Companies, Inc..............................................................        8,613
          950  Crane Co.............................................................................       46,134
                                                                                                       ----------
                                                                                                           54,747
                                                                                                       ----------
               MISCELLANEOUS FINANCIAL SERVICES - 8.9%
        1,050  Countrywide Credit Industries, Inc...................................................       53,288
        1,450  Green Tree Financial Corp............................................................       62,078
                                                                                                       ----------
                                                                                                          115,366
                                                                                                       ----------
               PRINTING/PUBLISHING - 3.3%
        2,500  Hollinger International, Inc.........................................................       42,500
                                                                                                       ----------
               REAL ESTATE - 5.9%
        1,200  Security Capital Group, Inc. (Class B)*..............................................       31,950
        1,800  Security Capital Industrial Trust....................................................       45,000
                                                                                                       ----------
                                                                                                           76,950
                                                                                                       ----------
               TECHNOLOGY - 2.6%
        1,400  Adaptec, Inc.*.......................................................................       20,037
          500  General Instrument Corp.*............................................................       13,594
                                                                                                       ----------
                                                                                                           33,631
                                                                                                       ----------
               TEXTILES/APPAREL - 5.3%
        2,600  Shaw Industries, Inc.................................................................       45,825
          700  Unifi, Inc...........................................................................       23,975
                                                                                                       ----------
                                                                                                           69,800
                                                                                                       ----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

   SHARES                                                                                                VALUE
-------------                                                                                          ----------
               COMMON STOCKS (CONTINUED)
               TRANSPORTATION - 1.2%
          600  Air Express International Corp.......................................................   $   16,050
                                                                                                       ----------

               OTHER - 1.9%
          900  Millipore Corp.......................................................................       24,525
                                                                                                       ----------
               Total Common Stocks (cost - $1,095,952)..............................................   $1,135,184
                                                                                                       ----------

               Total Investments (cost - $1,257,736).........................................  99.7%   $1,296,968

               Other Assets in Excess of Liabilities.........................................   0.3         3,565
                                                                                              -----    ----------

               Total Net Assets.............................................................. 100.0%   $1,300,533
                                                                                              -----    ----------
                                                                                              -----    ----------

------------------

* Non-income producing security

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1998

ASSETS
Investments, at value (cost - $1,257,736).................................................................   $1,296,968
Cash......................................................................................................          555
Receivable from investments sold..........................................................................       12,858
Receivable from fund shares sold..........................................................................       11,241
Dividends receivable......................................................................................        1,302
Other assets..............................................................................................        6,598
                                                                                                             ----------
  Total Assets............................................................................................    1,329,522
                                                                                                             ----------
LIABILITIES
Payable for investments purchased.........................................................................       23,130
Other payables and accrued expenses.......................................................................        5,859
                                                                                                             ----------
  Total Liabilities.......................................................................................       28,989
                                                                                                             ----------
  Total Net Assets........................................................................................   $1,300,533
                                                                                                             ----------
                                                                                                             ----------
COMPOSITION OF NET ASSETS
Par value ($.01 per share)................................................................................   $    1,236
Paid-in-capital in excess of par..........................................................................    1,243,610
Accumulated undistributed net investment income...........................................................        3,270
Accumulated undistributed net realized gain on investments................................................       13,185
Net unrealized appreciation on investments................................................................       39,232
                                                                                                             ----------
  Total Net Assets........................................................................................   $1,300,533
                                                                                                             ----------
                                                                                                             ----------
Fund shares outstanding...................................................................................      123,637
                                                                                                             ----------
Net asset value per share.................................................................................   $    10.52
                                                                                                             ----------
                                                                                                             ----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)
 FOR THE PERIOD FEBRUARY 9, 1998 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1998

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $112).......................................................  $   4,467
  Interest...................................................................................................      3,017
                                                                                                               ---------
     Total investment income.................................................................................      7,484
                                                                                                               ---------
OPERATING EXPENSES
  Reports and notices to shareholders........................................................................      5,348
  Custodian fees (note 1G)...................................................................................      5,223
  Transfer and dividend disbursing agent fees................................................................      3,754
  Audit fees.................................................................................................      3,637
  Investment advisory fees (note 2)..........................................................................      3,371
  Legal fees.................................................................................................         44
  Miscellaneous..............................................................................................        384
                                                                                                               ---------
     Total operating expenses................................................................................     21,761
     Less: Investment advisory fees waived and expenses assumed (note 2).....................................    (17,319)
     Less: Expenses offset (note 1G).........................................................................       (228)
                                                                                                               ---------
       Net operating expenses................................................................................      4,214
                                                                                                               ---------
       Net investment income.................................................................................      3,270
                                                                                                               ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
  Net realized gain on investments...........................................................................     13,185
  Net unrealized appreciation on investments.................................................................     39,232
                                                                                                               ---------
       Net realized gain and unrealized appreciation on investments..........................................     52,417
                                                                                                               ---------
Net increase in net assets resulting from operations.........................................................  $  55,687
                                                                                                               ---------
                                                                                                               ---------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                                         FOR THE PERIOD
                                                                                                      FEBRUARY 9, 1998 (1)
                                                                                                        TO JUNE 30, 1998
                                                                                                      --------------------
OPERATIONS
Net investment income..............................................................................        $    3,270
Net realized gain on investments...................................................................            13,185
Net unrealized appreciation on investments.........................................................            39,232
                                                                                                      --------------------
     Net increase in net assets resulting from operations..........................................            55,687
                                                                                                      --------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..............................................................................                --
Net realized gains.................................................................................                --
                                                                                                      --------------------
     Total dividends and distributions to shareholders.............................................                --
                                                                                                      --------------------

FUND SHARE TRANSACTIONS
Net proceeds from sales............................................................................         1,244,913
Reinvestment of dividends and distributions........................................................                --
Cost of shares redeemed............................................................................               (67)
                                                                                                      --------------------
     Net increase in net assets from fund share transactions.......................................         1,244,846
                                                                                                      --------------------

          Total increase in net assets.............................................................         1,300,533

NET ASSETS
Beginning of period................................................................................                --
                                                                                                      --------------------
End of period (including undistributed net investment income of $3,270)............................        $1,300,533
                                                                                                      --------------------
                                                                                                      --------------------

SHARES ISSUED AND REDEEMED
Issued.............................................................................................           123,643
Issued in reinvestment of dividends and distributions..............................................                --
Redeemed...........................................................................................                (6)
                                                                                                      --------------------
     Net increase..................................................................................           123,637
                                                                                                      --------------------
                                                                                                      --------------------

------------------
(1) Commencement of operations

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the 'Trust') was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio (the 'Portfolio') and the Money Market Portfolio. OpCap Advisors (the 'Adviser'), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed 'matrix' prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These 'book-tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED) reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSES OFFSET

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

(3) PURCHASES AND SALES OF SECURITIES

     For the period February 9, 1998 (commencement of operations) to June 30, 1998, purchases and sales of investment securities, other than short-term securities, were $1,286,355 and $203,555, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $105,586, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $66,354, and net unrealized appreciation for Federal income tax purposes is $39,232. Federal income tax cost basis of portfolio securities is $1,257,736 at June 30, 1998.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                       FEBRUARY 9, 1998(1)
                                                                                                        TO JUNE 30, 1998
                                                                                                       -------------------
Net asset value, beginning of period................................................................      $    10.00
                                                                                                          ----------
Income from investment operations
Net investment income...............................................................................            0.03
Net realized and unrealized gain on investments.....................................................            0.49
                                                                                                          ----------
  Total income from investment operations...........................................................            0.52
                                                                                                          ----------
Dividends and distributions to shareholders
Dividends to shareholders from net investment income................................................              --
Distributions to shareholders from net realized gains...............................................              --
                                                                                                          ----------
  Total dividends and distributions to shareholders.................................................              --
                                                                                                          ----------
Net asset value, end of period......................................................................         $ 10.52
                                                                                                          ----------
                                                                                                          ----------
Total return (2)....................................................................................            5.2%
                                                                                                          ----------
                                                                                                          ----------
Net assets, end of period (000's)...................................................................         $ 1,301
                                                                                                          ----------
Ratio of net operating expenses to average net assets (3,4,5,6).....................................           1.05%
                                                                                                          ----------
Ratio of net investment income to average net assets (3,4,6)........................................           0.78%
                                                                                                          ----------
Portfolio turnover rate.............................................................................             20%
                                                                                                          ----------
Average commission rate.............................................................................         $0.0596
                                                                                                          ----------

------------------
(1) Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized

(4) Average net assets for the period February 9, 1998 (commencement of operations) to June 30, 1998 were $1,083,060.

(5) Ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the period noted above, the Adviser waived its fee and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 5.16% and (3.33%), annualized, respectively, for the period February 9, 1998 (commencement of operations) to June 30, 1998.

                             OCC ACCUMULATION TRUST
                           TWO WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. La Motta          Trustee, President
Paul Y. Clinton             Trustee
Thomas W. Courtney          Trustee
Lacy B. Herrmann            Trustee
George Loft                 Trustee
Bernard H. Garil            Vice President
Gavin Albert                Vice President and Portfolio Manager
Robert J. Bluestone         Vice President
Pierre Daviron              Vice President and Portfolio Manager
John C. Giusio, Jr.         Vice President
Richard J. Glasebrook, II   Vice President and Portfolio Manager
Louis Goldstein             Vice President and Portfolio Manager
Alan Gutmann                Vice President and Portfolio Manager
Benjamin D. Gutstein        Vice President and Portfolio Manager
Vikki Hanges                Vice President and Portfolio Manager
Timothy J. McCormack        Vice President and Portfolio Manager
Eileen P. Rominger          Vice President and Portfolio Manager
Sheldon M. Siegel           Treasurer
Deborah Kaback              Secretary
Richard L. Peteka           Assistant Treasurer

INVESTMENT ADVISER
OpCap Advisors
Two World Financial Center
New York, NY 10281

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.